                                                                   Exhibit 99.1


                                 [NPXL LOGO]

                      NEW PLAN EXCEL REALTY TRUST, INC.



-------------------------------------------------------------------------------
                           SUPPLEMENTAL DISCLOSURE

                       QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------


Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the competitive environment in which the Company operates: financing risks; property management risks; acquisition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, which discuss these and other factors that could adversely affect the Company's results.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                                    PAGE
COMPANY OVERVIEW / THIRD QUARTER REVIEW................................................................2
SHAREHOLDER INFORMATION................................................................................4
FINANCIAL REVIEW
         Balance Sheets
                  CONSOLIDATED.........................................................................5
                  ERT Development Corporation..........................................................6
         Income Statements
                  CONSOLIDATED.........................................................................7
                  ERT Development Corporation..........................................................8
         Funds from Operations / Funds Available for Distribution .....................................9
         Select Financial Ratios / Data ..............................................................10
         Summary of Outstanding Debt .................................................................11
         Debt Maturity Schedule.......................................................................13
ACTIVITY REVIEW
         2000 Property Acquisitions...................................................................14
         2000 Property Dispositions...................................................................15
         Remodeling / Expansion Activities............................................................16
PORTFOLIO REVIEW
         Property Type Summary........................................................................17
         Properties by State / Region.................................................................18
         Same Property NOI Analysis...................................................................19
         Top Ten Tenants..............................................................................20
         New Lease Summary............................................................................21
         Lease Expiration Schedule ...................................................................22
         Property Portfolio...........................................................................23
APPENDIX
         Summary of ERT Development Corporation / NXL Joint Venture Projects..........................30
         ERT Development Corporation Disposition Activity.............................................33

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
COMPANY OVERVIEW / THIRD QUARTER REVIEW                                  PAGE 2


New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership, management, acquisition, development and redevelopment of community and neighborhood shopping centers and garden apartment communities. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 347 properties and total assets of approximately $3 billion. Its properties are strategically located across 31 states and include 287 retail centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 37 million square feet of gross leasable area; 53 garden apartment communities containing 12,558 units; and 7 commercial properties.

THIRD QUARTER REVIEW

- At the end of the third quarter, approximately 91 percent of the gross leasable area (GLA) at the Company's retail and commercial properties was leased. The average annual base rent (ABR) per leased square foot was $7.78 at September 30, 2000. During the quarter, 58 new leases were signed at an average ABR of $10.14 per square foot. Also during the quarter, 63 renewal leases were signed at an average ABR of $10.31 per square foot, an increase of approximately 11.8 percent over the expiring leases. (The above data does not include Clearwater Mall, a property with redevelopment plans under reevaluation.)

- At the end of the third quarter, the Company's garden apartment communities were 91 percent leased. During the quarter, remodeling commenced at four of the garden apartment communities, Devonshire Place, located in Birmingham, Alabama; Tara, located in Athens, Georgia; Goldcrest, located in Sharonville, Ohio; and Sedgefield, located in Florence, South Carolina.

- During the third quarter, the Company completed the sale of four properties for an aggregate of approximately $12 million. Properties sold during the quarter include Wabash Valley Plaza, a 79,000 square foot shopping center located in Terre Haute, Indiana; St. Mary's Plaza, a 108,000 square foot shopping center located in St. Mary's, Pennsylvania; a 34,000 square foot single tenant Kroger located in Pittsburgh, Pennsylvania; and a 5,000 square foot single tenant Kindercare located in Fenton, Missouri. In total, nine properties were sold during the first nine months of 2000 for an aggregate of approximately $51 million, including five shopping centers, three single tenant properties and the Home Depot store site at The Mall at 163rd Street, an ERT Development Corporation (ERT) property.

- On July 10, 2000, the Company announced that it has commenced the implementation of several technology initiatives in conjunction with Storetrax.com, a Web-based listing service for retail properties; Eversave.com, an online source for tenant and consumer communications; and AAT Communications Corporation, a wireless communications site provider.

-    On September 26, 2000, the Company announced the appointment of Leonard
     I. Brumberg as Executive Vice President - Retail. In this newly created position, Mr. Brumberg will have primary responsibility for the operation, leasing and management of the Company's retail properties.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
COMPANY OVERVIEW / THIRD QUARTER REVIEW                                  PAGE 3


SUBSEQUENT EVENTS

- On October 2, 2000, ERT, the Company's development affiliate, executed agreements with Wilton Partners, one of its joint venture partners, with respect to various projects. Specifically, (i) note receivables on Miami Gardens, Meadows Tampa and the Wilton Line of Credit were paid off in full;
     (ii) ERT acquired ownership to Annie Land Plaza and New Market Shopping Center; (iii) ERT received the right to acquire in January 2001 Colonnades West Shopping Center, subject however to the rights of a third party to acquire the property prior to 2001; and (iv) Wilton relinquished all of its management, development and ownership interests and rights in and to Clearwater Mall and The Mall at 163rd Street.

- On October 11, 2000, the Company entered into a two-year swap agreement with Fleet National Bank relating to $125 million of the Company's variable rate debt. The agreement effectively fixes the debt at a base rate of 6.67 percent plus applicable spreads associated with the Company's variable rate credit facilities.

- On October 12, 2000, the Company acquired the 10.4 acre Burdine's site at Clearwater Mall in Clearwater, Florida for approximately $4.8 million.

- On November 3, 2000, the Company extended the maturity on its $122.5 million unsecured senior revolving credit facility for one year to November 2001. The extended facility bears interest at its original terms of LIBOR plus 72.5 basis points.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                  PAGE 4


CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock:  NXL
Series A preferred stock:  NXLprA
Series B preferred stock:  NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB+
Moody's:  Baa1

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:

Fourth quarter and Year-end 2000: March 2001
First quarter 2001: May 2001

TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

BankBoston, N.A.
c/o EquiServe, L.P.
P.O. Box 8040
Boston, MA  02266-8040
Phone:  800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Director of Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
BALANCE SHEETS - CONSOLIDATED                                             PAGE 5
(IN THOUSANDS)

                                                                                            As Of
                                                                    ------------------------------------------------------
                                                                       9/30/00       6/30/00       3/31/00      12/31/99
                                                                    ------------  ------------  ------------  ------------
ASSETS:
Land                                                                $   531,837   $   547,386   $   552,411   $   552,146
Buildings and improvements                                            2,262,851     2,240,435     2,311,499     2,328,499
Less: accumulated depreciation and amortization                        (256,582)     (241,735)     (229,218)     (216,274)
                                                                    ------------  ------------  ------------  ------------
        Net real estate                                               2,538,106     2,546,086     2,634,692     2,664,371
Real estate held for sale                                                62,824        70,135        21,634             -
Cash and cash equivalents                                                 9,801        13,678        19,207        10,834
Marketable securities                                                     1,419         1,426         1,310         1,190
Receivables
        Trade and notes, net of allowance for                            33,620        34,880        30,907        30,225
        doubtful accounts of (September 30, 2000-
        $13,842, June 30, 2000- $14,357, March 31, 2000-
        $13,532, December 31, 1999- $13,897)
        Other                                                            23,160        22,402        20,870        15,825
Mortgages and notes receivable                                           59,182        59,585        60,198        59,142
Prepaid expenses and deferred charges                                    14,183        12,889        15,527        13,076
Investment in and loans to ERT Development Corporation                  173,990       170,391       157,220       150,432
Other assets (1)                                                          8,634         7,407         6,987         8,046
                                                                    ------------  ------------  ------------  ------------
        TOTAL ASSETS                                                $ 2,924,919   $ 2,938,879   $ 2,968,552   $ 2,953,141
                                                                    ============  ============  ============  ============

Liabilities:
Mortgages payable, including unamortized premium of                 $   336,748   $   338,988   $   331,906   $   341,643
        (September 30, 2000- $8,110, June 30, 2000-
        $8,457, March 31, 2000- $9,565, December 31, 1999-
        $9,921)
Notes payable, net of unamortized discount of                           612,928       622,864       662,800       662,736
        (September 30, 2000- $2,072, June 30, 2000- $2,136,
        March 31, 2000- $2,200, December 31, 1999- $2,264)
Credit facilities                                                       238,721       238,721       230,721       188,721
Capital leases                                                           27,351        27,351        27,351        27,351
Other liabilities (2)                                                    94,420        86,415        85,577        88,591
Tenant security deposits                                                  7,851         7,789         7,681         7,480
                                                                    ------------  ------------  ------------  ------------
        TOTAL LIABILITIES                                             1,318,019     1,322,128     1,346,036     1,316,522

Minority interest in partnership:                                        24,244        24,505        24,802        25,100
                                                                    ------------  ------------  ------------  ------------

Stockholders' equity:
Preferred stock                                                              23            23            23            23
Common stock                                                                876           876           876           875
Additional paid-in capital                                            1,708,825     1,708,825     1,708,825     1,708,186
Add: unrealized gain on securities reported at fair value                   443           450           334           214
Less: accumulated distributions in excess of net income                (127,511)     (117,928)     (112,344)      (97,779)
                                                                    ------------  ------------  ------------  ------------
        TOTAL STOCKHOLDERS' EQUITY                                    1,582,656     1,592,246     1,597,714     1,611,519
                                                                    ------------  ------------  ------------  ------------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 2,924,919   $ 2,938,879   $ 2,968,552   $ 2,953,141
                                                                    ============  ============  ============  ============

(1) Other assets includes: deposits, real estate tax escrow and fixed assets.

(2) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
BALANCE SHEETS - ERT DEVELOPMENT CORPORATION                              PAGE 6
(IN THOUSANDS)

                                                                                                      As Of
                                                                                           ---------------------------
                                                                                            9/30/00           6/30/00
                                                                                           ---------         ---------
ASSETS:
Land                                                                                       $  29,295         $  29,295
Buildings and improvements                                                                   158,918           157,923
Less: accumulated depreciation and amortization                                              (10,482)           (9,323)
                                                                                           ---------         ---------
        NET REAL ESTATE                                                                      177,731           177,895
Cash and cash equivalents                                                                      1,580             3,067
Receivables
        Trade and notes, net of allowance for doubtful accounts of                             4,658             4,923
        (September 30, 2000- $6,038, June 30, 2000- $5,566, March 31, 2000- $4,693,
        December 31, 1999- $3,197)
Mortgages, notes and interest receivable from developers                                      69,533            64,897
Other investments (1)                                                                          3,261             3,212
Prepaid expenses and deferred charges                                                          5,709             5,066
                                                                                           ---------         ---------
        TOTAL ASSETS                                                                       $ 262,472         $ 259,060
                                                                                           =========         =========

LIABILITIES:
Mortgages payable to New Plan Excel Realty Trust, Inc.                                     $  84,424         $  81,824
Notes and accounts payable to New Plan Excel Realty Trust, Inc.                               72,267            70,764
Interest payable to New Plan Excel Realty Trust, Inc.                                         27,437            22,866
Mortgages payable to third parties                                                            78,475            78,475
Other liabilities (2)                                                                         10,005            10,192
                                                                                           ---------         ---------
        TOTAL LIABILITIES                                                                    272,608           264,121

STOCKHOLDERS' EQUITY:
Preferred stock                                                                                    1                 1
Partner's capital (3)                                                                              1                 1
Retained earnings                                                                            (10,138)           (5,063)
                                                                                           ---------         ---------
        TOTAL STOCKHOLDERS' EQUITY                                                           (10,136)           (5,061)
                                                                                           ---------         ---------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 262,472         $ 259,060
                                                                                           =========         =========


                                                                                                      As Of
                                                                                          ----------------------------
                                                                                            3/31/00           12/31/99
                                                                                           ---------         ---------
ASSETS:
Land                                                                                       $  29,982         $  29,974
Buildings and improvements                                                                   160,418           158,245
Less: accumulated depreciation and amortization                                               (8,235)           (7,149)
                                                                                           ---------         ---------
        NET REAL ESTATE                                                                      182,165           181,070
Cash and cash equivalents                                                                     11,090            11,459
Receivables
        Trade and notes, net of allowance for doubtful accounts of                             4,523             4,768
        (September 30, 2000- $6,038, June 30, 2000- $5,566, March 31, 2000- $4,693,
        December 31, 1999- $3,197)
Mortgages, notes and interest receivable from developers                                      40,213            40,074
Other investments (1)                                                                          3,264             3,654
Prepaid expenses and deferred charges                                                          4,795             4,618
                                                                                           ---------         ---------
        TOTAL ASSETS                                                                       $ 246,050         $ 245,643
                                                                                           =========         =========

LIABILITIES:
Mortgages payable to New Plan Excel Realty Trust, Inc.                                     $  58,900         $       -
Notes and accounts payable to New Plan Excel Realty Trust, Inc.                               78,003           128,903
Interest payable to New Plan Excel Realty Trust, Inc.                                         21,096            16,415
Mortgages payable to third parties                                                            78,475            84,013
Other liabilities (2)                                                                         10,625            12,085
                                                                                           ---------         ---------
        TOTAL LIABILITIES                                                                    247,099           241,416

STOCKHOLDERS' EQUITY:
Preferred stock                                                                                    1                 1
Partner's capital (3)                                                                              1                 1
Retained earnings                                                                             (1,051)            4,225
                                                                                           ---------         ---------
        TOTAL STOCKHOLDERS' EQUITY                                                            (1,049)            4,227
                                                                                           ---------         ---------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 246,050         $ 245,643
                                                                                           =========         =========


(1) Represents direct equity investments in Vail Ranch II and The Centre at Preston Ridge joint venture projects.

(2) Other liabilities includes: interest payable to third parties, accounts payable and accrued liabilities.

(3) Represents original capital contribution upon formation of Pointe Orlando Development Company.

In 1995 ERT Development Corporation ("ERT") was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
INCOME STATEMENTS - CONSOLIDATED                                         PAGE 7
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                           Three Months Ended
                                                                          ----------------------------------------------------
                                                                              9/30/00          6/30/00          3/31/00
                                                                          ---------------- ----------------  ---------------
Revenues:
Rental revenues                                                                  $ 86,318         $ 87,050         $ 87,977
Percentage rents                                                                    1,184            2,068            2,202
Expense reimbursements                                                             13,139           13,421           13,219
Interest, dividend, and other income                                                7,477            7,353            7,422
Equity participation in ERT (1)                                                    (5,075)          (4,012)          (5,276)
Foreign currency gain (loss)                                                         (116)            (276)             (16)
                                                                          ---------------- ----------------  ---------------
     TOTAL REVENUES                                                               102,927          105,604          105,528
                                                                          ---------------- ----------------  ---------------

Expenses:
Operating costs                                                                    20,436           21,015           23,189
Real estate and other taxes                                                        10,466           10,931           10,789
Interest expense                                                                   23,193           23,539           22,573
Depreciation and amortization                                                      15,591           15,554           15,989
Provision for doubtful accounts                                                       776            1,372              754
Non-recurring charges                                                                   1              915            2,749
General and administrative (1)                                                      1,140            2,581            1,997
                                                                          ---------------- ----------------  ---------------
     TOTAL EXPENSES                                                                71,603           75,907           78,040
                                                                          ---------------- ----------------  ---------------

Income before real estate sales and minority interest                              31,324           29,697           27,488
Gain (loss) on sale of real estate                                                  1,185            7,915               (1)
Impairment of real estate                                                               -           (1,900)               -
Minority interest in income of partnership                                           (276)            (241)            (238)
                                                                          ---------------- ----------------  ---------------
     NET INCOME BEFORE EXTRAORDINARY INCOME                                        32,233           35,471           27,249
Extraordinary income (2)                                                                -              758                -
                                                                          ---------------- ----------------  ---------------
     NET INCOME                                                                  $ 32,233         $ 36,229         $ 27,249
                                                                          ================ ================  ===============

     -------------------------------------------------------------------------------------------------------------------------
     NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY ITEM)               $ 0.30           $ 0.34           $ 0.25
     NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY ITEM)               0.30             0.34             0.25
     -------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                                 87,651           87,651           87,607
ERP partnership units                                                               1,235            1,235            1,235
Options                                                                               134              128              189
                                                                          ---------------- ----------------  ---------------
Weighted average common shares outstanding - diluted                               89,020           89,014           89,031
                                                                          ================ ================  ===============


                                                                                          Three Months Ended
                                                                          --------------------------------------------------
                                                                              9/30/99          6/30/99          3/31/99
                                                                          ---------------- ----------------  ---------------
Revenues:
Rental revenues                                                                  $ 88,627         $ 88,620         $ 87,482
Percentage rents                                                                    1,039            1,617            1,552
Expense reimbursements                                                             12,991           13,157           15,289
Interest, dividend, and other income                                                6,072            5,891            5,625
Equity participation in ERT (1)                                                      (597)            (126)           1,023
Foreign currency gain (loss)                                                           35              262              195
                                                                          ---------------- ----------------  ---------------
     TOTAL REVENUES                                                               108,167          109,421          111,166
                                                                          ---------------- ----------------  ---------------

Expenses:
Operating costs                                                                    23,305           20,747           23,288
Real estate and other taxes                                                         9,683            9,546            9,506
Interest expense                                                                   20,895           19,410           18,947
Depreciation and amortization                                                      15,523           15,759           15,639
Provision for doubtful accounts                                                     1,717            1,897            1,406
Non-recurring charges                                                                  58            8,429                -
General and administrative (1)                                                      2,290            1,497            2,254
                                                                          ---------------- ----------------  ---------------
     TOTAL EXPENSES                                                                73,471           77,285           71,040
                                                                          ---------------- ----------------  ---------------

Income before real estate sales and minority interest                              34,696           32,136           40,126
Gain (loss) on sale of real estate                                                    191                -                -
Impairment of real estate                                                               -                -                -
Minority interest in income of partnership                                           (199)            (348)            (457)
                                                                          ---------------- ----------------  ---------------
     NET INCOME BEFORE EXTRAORDINARY INCOME                                        34,688           31,788           39,669
Extraordinary income (2)                                                                -                -                -
                                                                          ---------------- ----------------  ---------------
     NET INCOME                                                                  $ 34,688         $ 31,788         $ 39,669
                                                                          ================ ================  ===============

     -----------------------------------------------------------------------------------------------------------------------
     NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY ITEM)               $ 0.33           $ 0.29           $ 0.38
     NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY ITEM)               0.32             0.29             0.38
     -----------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                                 88,718           88,815           88,804
ERP partnership units                                                               1,366            2,220            2,202
Options                                                                                21               78              388
                                                                          ---------------- ----------------  ---------------
Weighted average common shares outstanding - diluted                               90,105           91,113           91,394
                                                                          ================ ================  ===============



                                                                              Twelve
                                                                           Months Ended
                                                                             12/31/99
                                                                         -----------------
Revenues:
Rental revenues                                                                  $353,884
Percentage rents                                                                    5,850
Expense reimbursements                                                             54,747
Interest, dividend, and other income                                               26,041
Equity participation in ERT (1)                                                    (3,169)
Foreign currency gain (loss)                                                          674
                                                                         -----------------
     TOTAL REVENUES                                                               438,027
                                                                         -----------------

Expenses:
Operating costs                                                                    90,612
Real estate and other taxes                                                        38,929
Interest expense                                                                   81,412
Depreciation and amortization                                                      62,912
Provision for doubtful accounts                                                     6,144
Non-recurring charges                                                               8,497
General and administrative (1)                                                      6,665
                                                                         -----------------
     TOTAL EXPENSES                                                               295,171
                                                                         -----------------

Income before real estate sales and minority interest                             142,856
Gain (loss) on sale of real estate                                                  7,956
Impairment of real estate                                                               -
Minority interest in income of partnership                                         (1,299)
                                                                         -----------------
     NET INCOME BEFORE EXTRAORDINARY INCOME                                       149,513
Extraordinary income (2)                                                                -
                                                                         -----------------
     NET INCOME                                                                  $149,513
                                                                         =================

     -------------------------------------------------------------------------------------
     NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY ITEM)               $ 1.43
     NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY ITEM)               1.42
     -------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                                 88,662
ERP partnership units                                                               1,756
Options                                                                                22
                                                                        =================
Weighted average common shares outstanding - diluted                               90,440




(1) As of 4Q 1999, the Company allocates approximately 20 percent of senior management time to ERT, reducing equally Equity participation in ERT and General and administrative expenses.
(2) 2Q 2000 write-off of mortgage premium resulting from prepayment of Circle Center mortgage.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
INCOME STATEMENTS - ERT DEVELOPMENT CORPORATION                           PAGE 8
(IN THOUSANDS)

                                                                                    Three Months Ended
                                                                  -------------------------------------------------------
                                                                     9/30/00             6/30/00             3/31/00
                                                                  ---------------     ---------------     ---------------
REVENUES:
Rental revenues                                                   $        3,588      $        3,981      $        4,629
Percentage rents                                                             255                 302                 (86)
Expense reimbursements                                                       828                 907               1,152
Loss in equity affiliate (1)                                                   -                   -                   -
Interest income                                                            1,336               1,635                 761
                                                                  ---------------     ---------------     ---------------
     TOTAL REVENUES                                                        6,007               6,825               6,456
                                                                  ---------------     ---------------     ---------------

EXPENSES:
Operating costs                                                            3,200               2,596               2,781
Real estate and other taxes                                                  449                 516                 389
Interest expense to New Plan Excel Realty Trust, Inc.                      4,571               4,613               4,681
Interest expense                                                           1,191               1,122               1,249
Depreciation and amortization                                              1,200               1,200               1,116
Provision for doubtful accounts                                              471                 790               1,516
                                                                  ---------------     ---------------     ---------------
     TOTAL EXPENSES                                                       11,082              10,837              11,732
                                                                  ---------------     ---------------     ---------------

     NET INCOME (LOSS)                                            $       (5,075)     $       (4,012)     $       (5,276)
                                                                  ===============     ===============     ===============


                                                                              Three Months Ended                        Twelve
                                                       ------------------------------------------------------------  Months Ended
                                                          9/30/99             6/30/99             3/31/99              12/31/99
                                                       ---------------     ---------------     ---------------     ---------------
REVENUES:
Rental revenues                                        $        1,441      $        1,540      $        3,383      $       11,756
Percentage rents                                                  111                  73                   3                 777
Expense reimbursements                                            534                 465                 579               2,321
Loss in equity affiliate (1)                                     (408)               (343)               (894)             (3,467)
Interest income                                                 2,611               2,778               2,308               8,720
                                                       ---------------     ---------------     ---------------     ---------------
     TOTAL REVENUES                                             4,289               4,513               5,379              20,107
                                                       ---------------     ---------------     ---------------     ---------------

EXPENSES:
Operating costs                                                   831                 790                 584               2,340
Real estate and other taxes                                       225                 169                  47                 844
Interest expense to New Plan Excel Realty Trust, Inc.           3,660               3,566               3,605              14,842
Interest expense                                                    5                   8                   -               2,758
Depreciation and amortization                                      87                 106                 107               1,906
Provision for doubtful accounts                                    78                   -                  13                 586
                                                       ---------------     ---------------     ---------------     ---------------
     TOTAL EXPENSES                                             4,886               4,639               4,356              23,276
                                                       ---------------     ---------------     ---------------     ---------------

     NET INCOME (LOSS)                                 $         (597)     $         (126)     $        1,023      $       (3,169)
                                                       ===============     ===============     ===============     ===============

(1) Prior to 4Q 1999, ERT owned less than 50% of Pointe*Orlando and accounted for the property using the equity method.
In 1995 ERT Development Corporation ("ERT") was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.
The Company owns 100% of the outstanding preferred shares of ERT.
The preferred shares are entitled to 95% of the economic interest in ERT.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION                 PAGE 9
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                     Three Months Ended
                                                                ---------------------------------------------------------
                                                                     9/30/00        6/30/00    3/31/00        9/30/99
                                                                --------------     ---------- -----------   -------------
Funds from Operations: (1)
Net income before extraordinary item                                   $ 32,233     $ 35,471     $ 27,249        $ 34,688
Add:
Depreciation and amortization
     New Plan Excel real estate assets                                   15,591       15,554       15,989          15,523
     ERT real estate assets                                               1,200        1,200        1,116           1,491
Impairment of real estate                                                     -        1,900            -               -
Deduct:
Preferred A dividends                                                      (800)        (800)        (800)           (800)
Preferred B dividends                                                    (3,396)      (3,396)      (3,396)         (3,396)
Preferred D dividends                                                    (1,463)      (1,462)      (1,463)         (1,463)
(Gain) loss on sale of real estate                                       (1,185)      (7,915)           1            (191)
                                                                ----------------   ----------   ----------      ----------
     FUNDS FROM OPERATIONS - BASIC                                       42,180       40,552       38,696          45,852
Add:
Preferred A dividends                                                       800          800          800             800
Minority interest in income of partnership                                  276          241          238             199
                                                                ----------------   ----------   ----------      ----------
     FUNDS FROM OPERATIONS - DILUTED                                   $ 43,256     $ 41,593     $ 39,734        $ 46,851
                                                                ================   ==========   ==========      ==========

     -------------------------------------------------------------------------------------------------------------------------
     FUNDS FROM OPERATIONS PER SHARE - BASIC                           $ 0.48       $ 0.46       $ 0.44          $ 0.52
     FUNDS FROM OPERATIONS PER SHARE - DILUTED                           0.48         0.46         0.44            0.51
     -------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                       87,651       87,651       87,607          88,718
ERP partnership units                                                     1,235        1,235        1,235           1,366
Options                                                                     134          128          189              21
Dilutive effect of convertible Preferred A                                1,874        1,874        1,874           1,874
                                                                ----------------   ----------   ----------      ----------
Weighted average common shares outstanding - diluted                     90,894       90,888       90,905          91,979
                                                                ================   ==========   ==========      ==========

Funds Available for Distribution:
Funds from operations - diluted                                        $ 43,256     $ 41,593     $ 39,734        $ 46,851
Straight line rents                                                        (436)        (753)        (717)         (1,060)
Tenant improvements                                                        (522)      (1,485)      (1,843)           (958)
Leasing commissions                                                        (223)        (225)        (217)           (128)
Building improvements capitalized                                        (1,464)      (1,963)      (1,624)           (968)
                                                                ----------------   ----------   ----------      ----------
     FUNDS AVAILABLE FOR DISTRIBUTION                                  $ 40,611     $ 37,167     $ 35,333        $ 43,737
                                                                ================   ==========   ==========      ==========

Dividend per Common share                                              $ 0.41250    $ 0.41250    $ 0.41250       $ 0.40750
Dividend per Preferred A share                                           0.53125      0.53125      0.53125         0.53125
Dividend per Preferred B share                                           0.53906      0.53906      0.53906         0.53906
Dividend per Preferred D share                                           0.97500      0.97500      0.97500         0.97500

Common dividends                                                       $ 36,156     $ 36,156     $ 36,156        $ 36,179
Preferred A dividends                                                       800          800          800             800
Preferred B dividends                                                     3,396        3,396        3,396           3,396
Preferred D dividends                                                     1,463        1,462        1,463           1,463

                                                                ----------------   ----------   ----------      ----------
     TOTAL DISTRIBUTIONS                                               $ 41,815     $ 41,814     $ 41,815        $ 41,838
                                                                ================   ==========   ==========      ==========

Payout ratio of common dividends/diluted funds
  from operations (2)                                                      84%           85%          85%             77%
Payout ratio of common dividends/funds available
  for distribution (2)                                                     89%           95%          95%             83%


                                                                                                  Twelve
                                                                     Three Months Ended        Months Ended
                                                                  ----------------------------
                                                                    6/30/99         3/31/99     12/31/99
                                                                   -----------     ----------   -----------
Funds from Operations: (1)
Net income before extraordinary item                                 $ 31,788        $ 39,669     $ 149,513
Add:
Depreciation and amortization
     New Plan Excel real estate assets                                 15,759          15,639        62,912
     ERT real estate assets                                               106             107         1,906
Impairment of real estate                                                   -               -             -
Deduct:
Preferred A dividends                                                    (800)           (943)       (3,343)
Preferred B dividends                                                  (3,396)         (3,396)      (13,584)
Preferred D dividends                                                  (1,463)         (1,463)       (5,850)
(Gain) loss on sale of real estate                                          -               -        (7,956)
                                                                    ----------      ----------   -----------
     FUNDS FROM OPERATIONS - BASIC                                     41,994          49,613       183,598
Add:
Preferred A dividends                                                     800             943         3,343
Minority interest in income of partnership                                348             457         1,299
                                                                    ----------      ----------   -----------
     FUNDS FROM OPERATIONS - DILUTED                                 $ 43,142        $ 51,013     $ 188,240
                                                                    ==========      ==========   ===========

     ------------------------------------------------------------------------------------------  -----------
     FUNDS FROM OPERATIONS PER SHARE - BASIC                         $ 0.47          $ 0.56        $ 2.07
     FUNDS FROM OPERATIONS PER SHARE - DILUTED                         0.46            0.54          2.04
     ------------------------------------------------------------------------------------------  -----------

Weighted average common shares outstanding - basic                     88,815          88,804        88,662
ERP partnership units                                                   2,220           2,202         1,756
Options                                                                    78             388            22
Dilutive effect of convertible Preferred A                              1,977           2,297         2,004
                                                                    ----------      ----------   -----------
Weighted average common shares outstanding - diluted                   93,090          93,691        92,444
                                                                    ==========      ==========   ===========

Funds Available for Distribution:
Funds from operations - diluted                                      $ 43,142        $ 51,013     $ 188,240
Straight line rents                                                      (683)         (1,017)       (3,681)
Tenant improvements                                                    (2,043)         (1,127)       (5,833)
Leasing commissions                                                      (155)           (210)         (852)
Building improvements capitalized                                      (1,571)         (1,214)       (6,277)
                                                                    ----------      ----------   -----------
     FUNDS AVAILABLE FOR DISTRIBUTION                               $  38,690        $ 47,445     $ 171,597
                                                                    ==========      ==========   ===========

Dividend per Common share                                           $ 0.40500       $ 0.40250     $ 1.62500
Dividend per Preferred A share                                        0.53125         0.53125     $ 2.12500
Dividend per Preferred B share                                        0.53906         0.53906     $ 2.15900
Dividend per Preferred D share                                        0.97500         0.97500     $ 3.90000

Common dividends                                                    $  35,807        $ 35,801     $ 143,726
Preferred A dividends                                                     800             943         3,343
Preferred B dividends                                                   3,396           3,396        13,584
Preferred D dividends                                                   1,463           1,463         5,850
                                                                    ----------      ----------   -----------
     TOTAL DISTRIBUTIONS                                            $  41,466        $ 41,603     $ 166,503
                                                                    ==========      ==========   ===========

Payout ratio of common dividends/diluted funds
  from operations (2)                                                     69%             70%           73%
Payout ratio of common dividends/funds available
  for distribution (2)                                                    76%             75%           80%



(1) FFO for prior periods has been restated to conform to the NAREIT definition effective January 1, 2000 which requires inclusion of both recurring and non-recurring results of operations.

(2) Excludes non-recurring charges relating to executive resignations.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                         PAGE 10
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                                                       Three Months Ended
                                                             ----------------------------------------------------------------------
                                                               9/30/00              6/30/00          3/31/00           9/30/99
                                                             ----------------   ---------------   -------------      --------------
Debt coverage ratios:
     Interest coverage ratio (EBITDA /interest expense)               3.07 x            3.17 x           2.92 x            3.40 x
     Debt service coverage (EBITDA/(interest expense +                2.82 x            2.88 x           2.62 x            3.03 x
     scheduled principal payments))
     Fixed charge coverage (EBITDA/(interest expense +                2.31 x            2.36 x           2.14 x            2.44 x
     scheduled principal payments + preferred dividends))

Debt/equity ratios:
     Total debt/total market capitalization                          45.6%             47.0%            46.7%             38.8%
     Total debt/total equity market capitalization                   84.0%             88.8%            87.5%             63.5%
     Total debt/total book assets                                    41.6%             41.8%            42.2%             39.5%

Overhead ratios:
     Annualized G&A/total assets                                     0.16%             0.35%            0.27%             0.31%
     G&A/total revenues (excluding currency change)                  1.11%             2.44%            1.89%             2.12%

Capitalized interest:                                                 $ 82              $ 79            $ 198               $ -

Market capitalization calculations:
     Common shares outstanding                                      87,651            87,651           87,651            88,784
     Preferred A shares outstanding                                  1,507             1,507            1,507             1,507
     Preferred B shares outstanding                                  6,300             6,300            6,300             6,300
     Preferred D shares outstanding                                  1,500             1,500            1,500             1,500

     Common stock price end of period                         $      13.69           $ 13.00          $ 13.75           $ 17.81
     Preferred A price end of period                                 20.85             22.25            19.25             23.38
     Preferred B price end of period                                 22.50             21.50            19.50             23.13
     Preferred D price end of period                                 50.00             50.00            50.00             50.00

     Common market equity at end of period                    $  1,199,938       $ 1,139,459      $ 1,205,197       $ 1,581,460
     Preferred market equity at end of period                      248,166           243,976          226,856           255,908
                                                             --------------     -------------  ---------------     -------------
     Total equity market capitalization                          1,448,104         1,383,435        1,432,053         1,837,368
     Total debt end of period                                    1,215,748         1,227,924        1,252,778         1,166,137
                                                             --------------     -------------  ---------------     -------------
     TOTAL MARKET CAPITALIZATION                              $  2,663,852       $ 2,611,359      $ 2,684,831       $ 3,003,505
                                                             ==============     =============  ===============     =============

EBITDA calculation:
     Net income before extraordinary income                   $     32,233        $   35,471      $   27,249        $    34,688
     Depreciation and amortization                                  15,591            15,554           15,989            15,523
     Income Taxes                                                      127               167               98                 -
     Interest expense                                               23,193            23,539           22,573            20,895
                                                             --------------     -------------  ---------------     -------------
     EBITDA                                                   $     71,144        $   74,731      $    65,909       $    71,106
                                                             ==============     =============  ===============     =============



                                                                                                         Twelve
                                                                        Three Months Ended            Months Ended
                                                                ----------------------------------
                                                                     6/30/99            3/31/99         12/31/99
                                                                ---------------   ----------------   -------------
Debt coverage ratios:
     Interest coverage ratio (EBITDA /interest expense)                 3.45 x             3.92 x            3.61 x
     Debt service coverage (EBITDA/(interest expense +                  3.06 x             3.56 x            3.20 x
     scheduled principal payments))
     Fixed charge coverage (EBITDA/(interest expense +                  2.43 x             2.78 x            2.57 x
     scheduled principal payments + preferred dividends))

Debt/equity ratios:
     Total debt/total market capitalization                            38.1%              35.9%             43.1%
     Total debt/total equity market capitalization                     61.6%              56.1%             75.7%
     Total debt/total book assets                                      39.1%              37.9%             41.3%

Overhead ratios:
     Annualized G&A/total assets                                       0.20%              0.31%             0.27%
     G&A/total revenues (excluding currency change)                    1.37%              2.03%             1.52%

Capitalized interest:                                         $            -             $ 126             $ 126

Market capitalization calculations:
     Common shares outstanding                                        88,404             88,947            87,555
     Preferred A shares outstanding                                    1,507              1,775             1,507
     Preferred B shares outstanding                                    6,300              6,300             6,300
     Preferred D shares outstanding                                    1,500              1,500             1,500

     Common stock price end of period                         $        18.00            $ 19.19           $ 15.81
     Preferred A price end of period                                   27.00              25.19             21.25
     Preferred B price end of period                                   24.75              24.94             19.31
     Preferred D price end of period                                   50.00              50.00             50.00

     Common market equity at end of period                    $    1,591,271        $ 1,706,665       $ 1,384,467
     Preferred market equity at end of period                        271,608            276,817           228,691
                                                               --------------     --------------     -------------
     Total equity market capitalization                            1,862,879          1,983,482         1,613,158
     Total debt end of period                                      1,146,679          1,112,635         1,220,451
                                                               --------------     --------------     -------------
     TOTAL MARKET CAPITALIZATION                              $    3,009,558        $ 3,096,117       $ 2,833,609
                                                               ==============     ==============     =============

EBITDA calculation:
     Net income before extraordinary income                   $       31,788           $ 39,669         $ 149,513
     Depreciation and amortization                                    15,759             15,639            62,912
     Income Taxes                                                          -                  -               352
     Interest expense                                                 19,410             18,947            81,412
                                                               --------------     --------------     -------------
     EBITDA                                                   $       66,957           $ 74,255         $ 294,189
                                                               ==============     ==============     =============


The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 11
(IN THOUSANDS)




                                                                                              Outstanding               Actual
                                                Lender                                          Balance             Interest Rate
                                                -------------------------------            -----------------      -----------------
Fixed Rate Debt:

        Secured Mortgage Indebtedness
        University Commons                      Modern Woodman of America                            $ 3,119              8.250%
        Factory Merchants-Barstow               NY Life Insurance                                      8,750             10.750%
        Plantation Apartments                   Abraham Mitchell                                       1,000              7.000%
        Maison Deville Apartments               Abraham Mitchell                                       4,625              7.000%
        Maison Imperial Apartments              Abraham Mitchell                                       1,750              7.000%
        Wisteria Village                        First Tennessee Bank                                   2,229              6.800%
        Knollwood Apartments                    Abraham Mitchell                                       6,027              6.750%
        Hamilton Park - Kmart Plaza             Guardian Life Insurance                                4,709              9.530%
        Hillcrest Apartments                    Abraham Mitchell                                       1,253              6.750%
        Tara Apartments                         Bank Of America                                        3,175              7.600%
        Northgate Apartments                    Bank Of America                                        7,006              7.600%
        Eastgreen On The Commons Apartments     Bank Of America                                        5,615              7.600%
        Polo Run Apartments                     Bank Of America                                        4,371              7.600%
        Lake Drive Plaza                        Monumental Life Insurance                              3,634              7.200%
        Roanoke Landing                         American Express                                       5,768              7.200%
        Hunting Hills                           Nationwide Life Insurance                              4,060              8.250%
        Valley Fair Mall                        Lincoln National Life                                 16,545              7.600%
        Briggsmore Plaza                        AETNA Life                                               948              8.288%
        Stillwater Office Bldg.                 Stillwater Group                                         234              8.000%
        Grant Mills Station                     Nationwide Life Insurance                              7,279              8.850%
        Mist Lake Plaza                         Nationwide Life Insurance                              9,196              8.850%
        Lagniappe Village Shopping Center       Nationwide Life Insurance                              6,238              8.850%
        Roundtree Place                         Nationwide Life Insurance                              6,768              8.850%
        River Run Centre                        Fifth Third Real Estate Capital Markets                2,506              8.850%
        Genesee Valley Shopping Center          Nationwide Life Insurance                              8,277              8.850%
        Charter Pointe Apartments               Morgan Guaranty Trust Company of New York              5,027              7.500%
        Montebello Plaza                        Nationwide Life Insurance                              7,230              9.625%
        Crown Point                             Jackson National Life Insurance                        7,612              8.120%
        Westminster City Center                 Wells Fargo                                           29,555              6.690%
        The Club Apartments                     Tax Exempt Bonds                                       6,145              5.650%
        Brice Park                              USG Annuity and Life                                   4,510              7.875%
        London Marketplace                      Aegon USA Realty                                       4,937              8.265%
        Paradise Plaza                          CIGNA                                                  2,411              9.150%
        Saddletree Village Shopping Center      Aegon USA Realty                                       1,883              8.250%
        Hampton Village Centre                  Deutsche Banc                                         29,945              8.530%
        Greentree                               San Francisco Retirement Fund                          5,270              8.240%
        Merchant's Central                      San Francisco Retirement Fund                          6,550              8.240%
        Northside Plaza                         San Francisco Retirement Fund                          2,300              8.240%
        Habersham Crossing                      San Francisco Retirement Fund                          3,880              8.240%
        Johnstown Galleria Outparcel            Protective Life                                        3,197              8.000%
        Irving West                             Protective Life                                        2,634              8.500%
        Chapel Square                           American National Insurance                            1,936              9.250%
        Northgate                               Shoptaw James                                          7,481              8.750%
        Perry Marketplace                       American Express                                       6,482              9.000%
        Stratford Commons                       Protective Life                                        5,703              8.125%
        Riverview Plaza                         Protective Life                                        5,187              8.625%
                                                                                           ------------------       -------------

        TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                               $ 274,957            8.099%






                                                                                              Maturity           Percent of
                                                Lender                                          Date         Total Indebtedness
                                                -------------------------------             ------------  ------------------------
Fixed Rate Debt:

        Secured Mortgage Indebtedness
        University Commons                      Modern Woodman of America                     01/10/01             0.26%
        Factory Merchants-Barstow               NY Life Insurance                             08/10/01             0.72%
        Plantation Apartments                   Abraham Mitchell                              09/01/01             0.08%
        Maison Deville Apartments               Abraham Mitchell                              09/01/01             0.38%
        Maison Imperial Apartments              Abraham Mitchell                              09/01/01             0.14%
        Wisteria Village                        First Tennessee Bank                          09/01/01             0.18%
        Knollwood Apartments                    Abraham Mitchell                              04/01/02             0.50%
        Hamilton Park - Kmart Plaza             Guardian Life Insurance                       06/01/02             0.39%
        Hillcrest Apartments                    Abraham Mitchell                              07/01/02             0.10%
        Tara Apartments                         Bank Of America                               11/15/02             0.26%
        Northgate Apartments                    Bank Of America                               11/15/02             0.58%
        Eastgreen On The Commons Apartments     Bank Of America                               11/15/02             0.46%
        Polo Run Apartments                     Bank Of America                               11/15/02             0.36%
        Lake Drive Plaza                        Monumental Life Insurance                     04/01/03             0.30%
        Roanoke Landing                         American Express                              04/03/03             0.48%
        Hunting Hills                           Nationwide Life Insurance                     05/01/03             0.34%
        Valley Fair Mall                        Lincoln National Life                         01/01/04             1.37%
        Briggsmore Plaza                        AETNA Life                                    08/01/04             0.08%
        Stillwater Office Bldg.                 Stillwater Group                              12/01/04             0.02%
        Grant Mills Station                     Nationwide Life Insurance                     02/10/05             0.60%
        Mist Lake Plaza                         Nationwide Life Insurance                     02/10/05             0.76%
        Lagniappe Village Shopping Center       Nationwide Life Insurance                     02/10/05             0.52%
        Roundtree Place                         Nationwide Life Insurance                     02/10/05             0.56%
        River Run Centre                        Fifth Third Real Estate Capital Markets       02/10/05             0.21%
        Genesee Valley Shopping Center          Nationwide Life Insurance                     02/10/05             0.68%
        Charter Pointe Apartments               Morgan Guaranty Trust Company of New York     03/01/06             0.42%
        Montebello Plaza                        Nationwide Life Insurance                     03/05/07             0.60%
        Crown Point                             Jackson National Life Insurance               05/01/07             0.63%
        Westminster City Center                 Wells Fargo                                   02/01/08             2.44%
        The Club Apartments                     Tax Exempt Bonds                              06/01/08             0.51%
        Brice Park                              USG Annuity and Life                          02/01/09             0.37%
        London Marketplace                      Aegon USA Realty                              04/01/09             0.41%
        Paradise Plaza                          CIGNA                                         04/15/09             0.20%
        Saddletree Village Shopping Center      Aegon USA Realty                              05/22/10             0.16%
        Hampton Village Centre                  Deutsche Banc                                 06/30/10             2.48%
        Greentree                               San Francisco Retirement Fund                 10/01/10             0.44%
        Merchant's Central                      San Francisco Retirement Fund                 10/01/10             0.54%
        Northside Plaza                         San Francisco Retirement Fund                 10/01/10             0.19%
        Habersham Crossing                      San Francisco Retirement Fund                 10/01/10             0.32%
        Johnstown Galleria Outparcel            Protective Life                               07/11/11             0.26%
        Irving West                             Protective Life                               09/30/11             0.22%
        Chapel Square                           American National Insurance                   02/01/13             0.16%
        Northgate                               Shoptaw James                                 06/30/13             0.62%
        Perry Marketplace                       American Express                              10/01/13             0.54%
        Stratford Commons                       Protective Life                               10/01/15             0.47%
        Riverview Plaza                         Protective Life                               09/01/15             0.43%
                                                                                                                ---------

        TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                                            22.73%



NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT (CONT'D)                                     PAGE 12
(IN THOUSANDS)





                                                                                   Outstanding               Actual
                                               Lender                                Balance              Interest Rate
                                               ---------------------------------  -------------       ------------------
        Unsecured Notes
        6.80%, 7 Year Unsecured Notes          N/A                                    $ 81,000               6.800%
        7.33%, 4 Year Unsecured Notes          N/A                                      49,000               7.330%
        6.88%, 7 Year Unsecured Notes          N/A                                      75,000               6.875%
        7.75%, 10 Year Unsecured Notes         N/A                                     100,000               7.750%
        7.35%, 10 Year Unsecured Notes         N/A                                      30,000               7.350%
        7.40%, 10 Year Unsecured Notes         N/A                                     150,000               7.400%
        7.97%, 30 Year Unsecured Notes         N/A                                      10,000               7.970%
        7.65%, 30 Year Unsecured Notes         N/A                                      25,000               7.650%
        7.68%, 30 Year Unsecured Notes         N/A                                      10,000               7.680%
        7.68%, 30 Year Unsecured Notes         N/A                                      10,000               7.680%
        6.90%, 30 Year Unsecured Notes         N/A                                      25,000               6.900%
        6.90%, 30 Year Unsecured Notes         N/A                                      25,000               6.900%
        7.50%, 30 Year Unsecured Notes         N/A                                      25,000               7.500%
                                                                                  -------------       ------------------

        TOTAL FIXED RATE UNSECURED NOTES                                              $ 615,000              7.298%

        CAPITAL LEASES                                                                $ 27,351               8.989%

        -------------------------------------------------------------------------------------------------------------------
        TOTAL FIXED RATE DEBT                                                         $ 917,308              7.588%
        -------------------------------------------------------------------------------------------------------------------

Variable Rate Debt:

        Secured Mortgage Indebtedness
        Palmetto Crossroads                    Aegon USA Realty                       $ 2,448                6.680%
        St. Elmo Central                       SouthTrust Bank                          4,021                8.371%
        Commerce Central                       SouthTrust Bank                          8,703                8.371%
        Remount Village                        SouthTrust Bank                          3,637                8.371%
        San Dimas Plaza                        Tax Exempt Bonds                         8,100                4.300%
        Highland Commons                       Great Northern Insured Annuity           4,242                7.250%
        Lexington Road Plaza                   Great Northern Insured Annuity           7,496                8.125%
        Unity Professional Bldg.               Tax Exempt Bonds                         5,434                5.300%
        Courts at Waterford Apartments         Tax Exempt Bonds                         9,600                5.180%
                                                                                  -------------       --------------

        TOTAL VARIABLE RATE SECURED MORTGAGE
        INDEBTEDNESS                                                                  $ 53,681               6.675%

        Unsecured Credit Facilities
        $122.5 Million Revolving Credit
          Facility I                           The Bank of New York                   $ 66,221               7.247%
        $122.5 Million Revolving Credit
          Facility II                          The Bank of New York                     97,500               7.201%
        $75 Million Term Loan Facility         Fleet National Bank                      75,000               7.600%
                                                                                  -------------       --------------

        TOTAL CREDIT FACILITIES                                                       $ 238,721              7.339%

        -------------------------------------------------------------------------------------------------------------------
        TOTAL VARIABLE RATE DEBT                                                      $ 292,402              7.217%
        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------
        TOTAL DEBT                                                                    $ 1,209,710            7.499%
        -------------------------------------------------------------------------------------------------------------------

        Net Unamortized Premiums on Mortgages                                         $ 8,110
        Net Unamortized Discount on Notes                                              (2,072)
                                                                                --------------
        TOTAL DEBT - NET                                                          $ 1,215,748
                                                                                ==============




                                                                                         Maturity            Percent of
                                               Lender                                      Date         Total Indebtedness
                                               ---------------------------------    ----------------    ------------------
        Unsecured Notes
        6.80%, 7 Year Unsecured Notes          N/A                                       05/15/02                 6.70%
        7.33%, 4 Year Unsecured Notes          N/A                                       11/20/03                 4.05%
        6.88%, 7 Year Unsecured Notes          N/A                                       10/15/04                 6.20%
        7.75%, 10 Year Unsecured Notes         N/A                                       04/06/05                 8.27%
        7.35%, 10 Year Unsecured Notes         N/A                                       06/15/07                 2.48%
        7.40%, 10 Year Unsecured Notes         N/A                                       09/15/09                12.40%
        7.97%, 30 Year Unsecured Notes         N/A                                       08/14/26                 0.83%
        7.65%, 30 Year Unsecured Notes         N/A                                       11/02/26                 2.07%
        7.68%, 30 Year Unsecured Notes         N/A                                       11/02/26                 0.83%
        7.68%, 30 Year Unsecured Notes         N/A                                       11/02/26                 0.83%
        6.90%, 30 Year Unsecured Notes         N/A                                       02/15/28                 2.07%
        6.90%, 30 Year Unsecured Notes         N/A                                       02/15/28                 2.07%
        7.50%, 30 Year Unsecured Notes         N/A                                       07/30/29                 2.07%
                                                                                                         ---------------

        TOTAL FIXED RATE UNSECURED NOTES                                                                         50.84%

        CAPITAL LEASES                                                                   06/20/31                 2.26%

        ----------------------------------------------------------------------------------------------------------------
        TOTAL FIXED RATE DEBT                                                                                    75.83%
        ----------------------------------------------------------------------------------------------------------------

Variable Rate Debt:

        Secured Mortgage Indebtedness
        Palmetto Crossroads                    Aegon USA Realty                          11/01/00                 0.20%
        St. Elmo Central                       SouthTrust Bank                           07/31/01                 0.33%
        Commerce Central                       SouthTrust Bank                           08/31/01                 0.72%
        Remount Village                        SouthTrust Bank                           11/10/01                 0.30%
        San Dimas Plaza                        Tax Exempt Bonds                          12/01/05                 0.67%
        Highland Commons                       Great Northern Insured Annuity            12/01/09                 0.35%
        Lexington Road Plaza                   Great Northern Insured Annuity            09/01/11                 0.62%
        Unity Professional Bldg.               Tax Exempt Bonds                          02/01/13                 0.45%
        Courts at Waterford Apartments         Tax Exempt Bonds                          11/01/29                 0.79%
                                                                                                         ---------------

        TOTAL VARIABLE RATE SECURED MORTGAGE
        INDEBTEDNESS                                                                                              4.44%

        Unsecured Credit Facilities
        $122.5 Million Revolving Credit
          Facility I                           The Bank of New York                      11/17/00                 5.47%
        $122.5 Million Revolving Credit
          Facility II                          The Bank of New York                      11/17/02                 8.06%
        $75 Million Term Loan Facility         Fleet National Bank                       03/07/01                 6.20%
                                                                                                         ---------------

        TOTAL CREDIT FACILITIES                                                                                  19.73%

        ----------------------------------------------------------------------------------------------------------------
        TOTAL VARIABLE RATE DEBT                                                                                 24.17%
        ----------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------
        TOTAL DEBT                                                                                              100.00%
        ----------------------------------------------------------------------------------------------------------------

        Net Unamortized Premiums on Mortgages
        Net Unamortized Discount on Notes

        TOTAL DEBT - NET



NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                 PAGE 13
(IN THOUSANDS)

DEBT MATURITY SCHEDULE:

                                   Scheduled              Scheduled                      Total                    Percent of
                                 Amortization            Maturities                  Debt Maturing              Debt Maturing
                              --------------------    ----------------------      -----------------------    --------------------
                  2000          $           2,637          $         68,669 (1)         $         71,306                5.89%
                  2001                      8,743                   111,760 (2)                  120,503                9.96%
                  2002                      7,157                   208,605 (3)                  215,762               17.84%
                  2003                      7,500                    76,460                       83,960                6.94%
                  2004                      7,372                    75,000                       82,372                6.81%
                  2005                      6,707                   144,047                      150,754               12.46%
                  2006                      6,947                     3,890                       10,837                0.90%
                 2007+                     28,516                   445,700                      474,216               39.20%
                              --------------------    ----------------------      -----------------------    --------------------
                                $          75,579          $      1,134,131              $     1,209,710              100.00%
                              ====================    ======================      =======================    ====================

                                Net Unamortized Premiums on Mortgages                              8,110
                                    Net Unamortized Discount on Notes                             (2,072)
                                                                                  -----------------------
                                                     TOTAL DEBT - NET                 $        1,215,748
                                                                                  =======================

Weighted Average Maturity:
                                                              Fixed Rate Debt        Variable Rate Debt             Total Debt
                                                         -----------------------  ------------------------     ------------------
      Including credit facilities and capital leases             9.6 Years                2.9 Years                 8.0 Years
      Excluding credit facilities and capital leases             9.0 Years               10.9 Years                 9.1 Years


(1) Scheduled maturities include $66.2 million representing the balance of the Revolving Credit Facility I drawn as of September 30, 2000 and maturing November 17, 2000.

(2) Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of September 30, 2000 and maturing March 7, 2001.

(3) Scheduled maturities include $97.5 million representing the balance of the Revolving Credit Facility II drawn as of September 30, 2000 and maturing November 17, 2002.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
2000 PROPERTY ACQUISITIONS                                              PAGE 14
(IN THOUSANDS)

                                       Property                                    Purchase          Purchase           Cap-
Property Name                           Type (1)     Location                        Date             Amount            Rate
-------------------------            ------------    --------------            -----------------   -------------   ---------------
1Q 2000
Dover Park Plaza                        S            Yardville, NJ                 01/28/00         $ 3,300            11.2%



                                           Net Operating                                  Percent
Property Name                              Income (NOI) (2)                 GLA          Leased (3)      Anchor Tenants
-------------------------              ---------------------          --------------   ---------------   ----------------------
1Q 2000
Dover Park Plaza                        $              369                   60,000         100%         Acme Markets



                                         Mortgage                 Units        Year
Property Name                              Amount                Issued        Built
-------------------------             ------------------      -------------  ---------
1Q 2000
Dover Park Plaza                              -                  -              1966




(1) S - Shopping Center

(2) Existing property NOI in place as of closing date of acquisition.

(3) As of closing date of acquisition.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
2000 PROPERTY DISPOSITIONS                                               PAGE 15
(IN THOUSANDS)

                       Property                         Sale        Sale         Book        Gain /       Cap-
Property Name          Type (1)  Location               Date       Amount        Value     (Loss) (2)     Rate
--------------------  ---------- ------------------  ----------  ----------   ----------  ------------  -------
2Q 2000
Northland Center           S     State College, PA    05/01/00     $  9,000     $  6,054     $  2,610     9.6%
York Marketplace           S     York, PA             05/01/00       22,438       16,024        4,844     9.0%
Pizza Hut                  T     Greenville, NC       06/22/00          400          165          234     9.5%
Piney Grove Plaza          S     Kernersville, NC     06/30/00        2,750        2,391          227    10.1%
                                                                 ----------   ----------  ------------
    TOTAL                                                          $ 34,588     $ 24,634     $  7,915
                                                                 ==========   ==========  ============

3Q 2000
The Kroger Co.             T     Pittsburgh, PA       08/17/00     $  2,261     $  2,242     $   (117)   11.1%
Kindercare                 T     Fenton, MO           08/22/00          186          183          (31)   12.5%
Wabash Valley Plaza        S     Terre Haute, IN      09/08/00        4,600        3,159        1,426     6.8%
St. Mary's Plaza           S     St. Mary's, PA       09/13/00        4,650        4,466          (93)   10.9%
                                                                 ----------   ----------  ------------
    TOTAL                                                          $ 11,697     $ 10,050     $  1,185
                                                                 ==========   ==========  ============

                       Property                         Sale                                 Percent        Year
Property Name          Type (1)  Location               Date       NOI (3)       GLA       Leased (4)      Built
--------------------  ---------- ------------------  ----------  ----------  ----------   -------------  ----------
2Q 2000
Northland Center           S     State College, PA    05/01/00      $   868    108,241         100%        1988
York Marketplace           S     York, PA             05/01/00        2,024    300,368          99%        1955
Pizza Hut                  T     Greenville, NC       06/22/00           38      3,640         100%        1973
Piney Grove Plaza          S     Kernersville, NC     06/30/00          278     49,709          86%        1988
                                                                 ----------
    TOTAL                                                           $ 3,208
                                                                 ==========

3Q 2000
The Kroger Co.             T     Pittsburgh, PA       08/17/00      $   251     34,026         100%        1982
Kindercare                 T     Fenton, MO           08/22/00           23      4,659         100%        1977
Wabash Valley Plaza        S     Terre Haute, IN      09/08/00          315     79,077          84%        1989
St. Mary's Plaza           S     St. Mary's, PA       09/13/00          506    107,950          96%        1970
                                                                 ----------
    TOTAL                                                           $ 1,095
                                                                 ==========


(1) S - Shopping Center, T - Single Tenant
(2) Includes deferred straight line rent receivable.
(3) Projected recurring property NOI as of closing date of sale.
(4) As of closing date of sale.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
REMODELING / EXPANSION ACTIVITIES                                        PAGE 16


                                                                                                                          Adjusted
                                            Year          Year                                                              GLA/
                   Location                Built        Acquired    Project Description                                     Units
                   -----------------  ---------------- ------------ ---------------------------------------------------  ----------
RETAIL PORTFOLIO
Fruitland Plaza    Salisbury, MD            1973          1986      Conversion of a single use space into a                101,595
                                                                    shopping center anchored by a 40,000 sq. ft. Food
                                                                    Lion.
Middletown Plaza   Middletown, NJ           1972          1975      Construction of a new 78,000 sq. ft. Shoprite,         198,558
                                                                    renovation of an existing 36,000 sq. ft. space
                                                                    and facade replacement.
Maple Village      Ann Arbor, MI            1965          1994      Construction of a 7,200 sq. ft. multiple tenant        288,046
                                                                    space on outparcel of which 5,000 sq. ft. is
                                                                    leased to Blockbuster.
New Boston         New Boston, OH           1991          1993      Construction of a 5,000 sq. ft. single tenant          243,711
                                                                    space on outparcel.
Delta Center       Lansing, MI              1985          1995      Construction of a new 54,000 sq. ft. Farmer            227,619
                                                                    Jack.  In final design and permitting stage, with
                                                                    construction start dependent on obtaining
                                                                    permits.

GARDEN APARTMENT COMMUNITIES
Charlestown        Louisville, KY           1974          1993      New siding, trim paint, windows and parking lot.         244
Eastgreen On The   Reynoldsburg, OH       1971, 82        1998      Exterior and patio renovations.                          360
  Commons
Hickory Lake       Antioch, TN              1974          1993      Painting, roofing, guttering, landscaping and            322
                                                                    parking lot.
Northgate          Columbus, OH             1970          1998      Exterior renovation, roof work, recreation courts        316
                                                                    and landscaping.
Ashford Place      Clarksville, TN        1972, 74        1993      Exterior remodel, windows, wood replacement,             268
                                                                    guttering, tennis courts and landscaping.
The Landings       Columbia, SC             1968          1999      Hallway renovations and recreation courts.               176
 at Forest Acres
Mayfair            Dover, DE                1971          1981      Exterior renovation.                                     96
Sherwood Acres     Baton Rouge, LA        1978, 79        1996      Exterior remodel, roofs, downspouts and parking lot.     612
Devonshire Place   Birmingham, AL           1971          1992      Exterior renovation.                                     284
Sedgefield         Florence, SC         1972, 74, 79      1994      Exterior renovation.                                     280
Tara               Athens, GA               1970          1996      Exterior and hallway renovations.                        240
Goldcrest          Sharonville, OH          1968          1996      Hallway renovations and playground.                      173

                                                     Construction
                                ---------------------------------------------------       Expected            Expected
                    Percent         Expected           Expected          Percent           Total             Stabilized
                   Leased (1)      Start Date       Completion Date     Complete      Project Cost (2)     Return on Cost
                   ------------ ----------------- -------------------- ------------  -------------------  ----------------
RETAIL PORTFOLIO
Fruitland Plaza       48%            Apr-99             Mar-01             85%            $  4,800,000          14.4%


Middletown Plaza      94%            Jun-00             Nov-01             10%              10,000,000          12.1%


Maple Village         91%            Sep-00             Jun-01             0%                1,000,000          12.8%


New Boston            100%           Sep-00             Apr-01             50%                 500,000          14.6%

Delta Center          76%            Jan-01             Dec-01             0%                6,200,000          11.2%




GARDEN APARTMENT COMMUNITIES
Charlestown           96%            Feb-99             Jun-00            100%                 434,000          11.9%
Eastgreen On The      78%            Feb-99             Jun-00            100%               1,840,217          12.3%
  Commons
Hickory Lake          89%            Feb-99             Mar-00            100%               1,277,530          10.5%

Northgate             90%            Mar-99             Jul-00            100%               1,914,285          10.5%

Ashford Place         97%            Apr-99             Apr-00            100%               1,926,943          10.4%

The Landings          90%            Feb-00             Oct-00             98%                 258,500          12.7%
 at Forest Acres
Mayfair               90%            Mar-00             Dec-00             95%                 321,000          11.7%
Sherwood Acres        82%            May-00             Dec-01             20%               3,356,000          11.2%
Devonshire Place      80%            Jul-00             Oct-00             95%                 306,000          10.0%
Sedgefield            90%            Jul-00             Dec-00             75%               1,200,000          11.7%
Tara                  95%            Jul-00             Nov-00             35%                 500,000          12.2%
Goldcrest             91%            Aug-00             Mar-01             10%                 308,000          14.5%


(1) Includes all leases that have commenced and are in force as of September 30, 2000 and is based on current GLA, not adjusted GLA.
(2) Includes imputed land value and financing costs.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                    PAGE 17





                                    # of                            Percent                  Leased
                                 Properties            GLA           Leased                    GLA
                                ------------  ------------------  ------------------  ----------------------
RETAIL PORTFOLIO (1)
Shopping Centers                     230           34,153,754         91%                  31,172,287
Single Tenant Properties             56             1,674,511         94%                   1,572,830

COMMERCIAL PROPERTIES                 7               165,969         97%                     161,074

TOTAL RETAIL PORTFOLIO             ------------  ------------------  ------------------  ----------------------
AND COMMERCIAL PROPERTIES               293           35,994,234         91%                  32,906,191
                                   ============  ==================  ==================  ======================






                                    # of               # of         Percent                   Leased
                                 Communities          Units          Leased                   Units
                                ------------  ------------------  ------------------  ----------------------
GARDEN APARTMENT COMMUNITIES          53              12,558           91%                    11,414

                                ------------
TOTAL PORTFOLIO                      346
                                ============

SHOPPING CENTERS ANCHOR,
NON-ANCHOR TENANT MIX: (2)

                                                                                  ABR
                                                                  ------------------------------------------
                                                   Percent of                              Percent of
                                   Leased       Shopping Centers                        Shopping Centers
                                     GLA           Leased GLA           Amount                ABR
                                ------------  ------------------  ------------------  ----------------------
Anchor Tenants                    15,907,853        54.6%          $   88,088,580              40.9%
Non-anchor Tenants                13,254,015        45.4%             127,192,891              59.1%
                                ------------  ------------------  ------------------  ----------------------
                                  29,161,868       100.0%          $  215,281,471             100.0%
                                ============  ==================  ==================  ======================

                                          Annual Base Rent (ABR)                           Quarterly NOI
                                --------------------------------------------   --------------------------------------
                                                             Percent of                                 Percent of
                                                               Company                                    Company
                                        Amount                   ABR                  Amount                NOI
                                ------------------------  ------------------   ---------------------   --------------
RETAIL PORTFOLIO (1)
Shopping Centers                     $ 244,332,755              72.8%              $ 57,464,116            83.3%
Single Tenant Properties                 9,617,619               2.9%                 2,420,975             3.5%

COMMERCIAL PROPERTIES                    1,927,478               0.6%                   343,547             0.5%


TOTAL RETAIL PORTFOLIO          ------------------------  ------------------   ---------------------   --------------
AND COMMERCIAL PROPERTIES            $ 255,877,852              76.2%              $ 60,228,638            87.3%
                                ========================  ==================   =====================   ==============


                                                    ABR                                    Quarterly NOI
                                --------------------------------------------   --------------------------------------
                                                             Percent of                                 Percent of
                                                               Company                                    Company
                                        Amount                   ABR                  Amount                NOI
                                ------------------------  ------------------   ---------------------   --------------
GARDEN APARTMENT COMMUNITIES     $      79,718,376              23.8%           $     8,734,385             12.7%

                                ------------------------  ------------------   ---------------------   --------------
TOTAL PORTFOLIO                  $     335,596,228              100.0%          $    68,963,023            100.0%
                                ========================  ==================   =====================   ==============

SHOPPING CENTERS ANCHOR,
NON-ANCHOR TENANT MIX: (2)

(1) Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation.
(2) Anchor tenants are defined on a property by property basis. Analysis excludes Clearwater and Valley Fair Malls and factory outlets.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                             PAGE 18

                        --------------------------------------------------------------------------------------------
                                              RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES (1)
                        --------------------------------------------------------------------------------------------

                                                                                                    Percent of
                               Number of             Percent                                         Scheduled
State                         Properties             Leased                  GLA                        ABR
--------------------    ------------------------ ----------------   ---------------------       --------------------
Alabama                            7                   99%                760,014                      1.7%
Arizona                           12                   93%               1,107,723                     3.6%
Arkansas                           2                  100%                105,459                      0.2%
California                        17                   92%               2,505,308                    10.2%
Colorado                           2                   96%                352,156                      1.6%
Delaware                           2                   85%                243,686                      0.4%
Florida                           18                   92%               2,696,568                     7.8%
Georgia                           34                   90%               3,092,184                     7.1%
Illinois                          10                   99%               1,228,550                     4.4%
Indiana                           13                   92%                886,528                      1.8%
Iowa                               5                   93%                604,896                      1.3%
Kentucky                           9                   91%               1,456,230                     3.4%
Louisiana                          2                   78%                261,518                      0.4%
Maryland                           3                   77%                380,531                      1.0%
Michigan                          13                   91%               2,114,331                     6.2%
Minnesota                          3                   99%                 85,898                      0.5%
Missouri                           3                   84%                722,131                      4.1%
Nebraska                           3                  100%                 70,513                      0.2%
Nevada                             3                   98%                587,388                      2.0%
New Jersey                        10                   99%               1,190,505                     4.7%
New York                          26                   88%               3,439,389                     7.9%
North Carolina                    15                   94%               1,747,855                     3.9%
Ohio                              22                   87%               3,186,123                     7.0%
Oklahoma                           1                  100%                 45,510                      0.1%
Pennsylvania                      14                   93%               1,737,238                     5.3%
South Carolina                     5                   96%                375,698                      1.1%
Tennessee                         16                   93%               1,872,537                     4.6%
Texas                              7                  100%                500,986                      1.6%
Utah                               1                   84%                600,584                      1.2%
Virginia                          12                   90%               1,681,258                     3.8%
West Virginia                      3                   94%                354,939                      0.8%

                        ------------------------ ----------------   ---------------------       --------------------
                                  293                  91%               35,994,234                    100%
                        ======================== ================   =====================       ====================

REGION
------------------------
East                              99                   91%               12,607,329                    32.2%
Midwest                           72                   91%               8,898,970                     25.4%
South                             87                   92%               9,334,776                     23.7%
West                              35                   92%               5,153,159                     18.7%

                        ------------------------ ----------------   ---------------------       --------------------
                                  293                  91%               35,994,234                    100%
                        ======================== ================   =====================       ====================

                        ----------------------------------------------------------------------------------
                                                  GARDEN APARTMENT COMMUNITIES
                        ----------------------------------------------------------------------------------

                                                                   Total                  Percent of
                           Number of          Percent            Number of                 Scheduled
State                     Properties          Leased               Units                      ABR
--------------------    ----------------  ----------------   ------------------       --------------------
Alabama                        9                91%                2,269                    16.8%
Arizona
Arkansas
California
Colorado
Delaware                       2                84%                 303                      2.3%
Florida                        2                93%                 539                      5.2%
Georgia                        2                97%                 420                      3.3%
Illinois
Indiana                        3                83%                 893                      6.6%
Iowa
Kentucky                       4                94%                 783                      6.8%
Louisiana                      3                90%                1,244                     9.4%
Maryland
Michigan
Minnesota
Missouri                       1                94%                 309                      2.7%
Nebraska
Nevada
New Jersey
New York                       2                95%                 308                      2.2%
North Carolina                 2                95%                 463                      4.6%
Ohio                           7                88%                1,601                    13.6%
Oklahoma
Pennsylvania                   1                93%                 130                      1.1%
South Carolina                 4                91%                 816                      6.2%
Tennessee                     11                93%                2,480                    18.9%
Texas
Utah
Virginia
West Virginia

                        ----------------  ----------------   ------------------       --------------------
                              53                91%               12,558                     100%
                        ================  ================   ==================       ====================

REGION
-----------------
East                          15                92%                2,803                     23.2%
Midwest                       11                87%                2,803                     22.8%
South                         27                92%                6,952                     54.0%
West                           -                 -                   -                         -

                        ----------------  ----------------   ------------------       --------------------
                              53                91%               12,558                     100%
                        ================  ================   ==================       ====================

(1) Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
SAME PROPERTY NOI ANALYSIS
(IN THOUSANDS, EXCEPT PROPERTY STATISTICS)                              PAGE 19

                                                  Three Months Ended                        Three Months Ended
                                            -------------------------------  Percent    ----------------------------  Percent
                                               9/30/00         9/30/99        Change       6/30/00       6/30/99       Change
                                            -------------- ---------------- ----------- -------------- ------------- -----------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis
 Retail portfolio and commercial
 properties                                           283              283                        289           289
 Garden apartment communities                          36               36                         39            39
                                            -------------- ----------------             -------------- -------------
                                                      319              319                        328           328
Retail portfolio and commercial properties
 Gross leasable area                           33,848,000       33,848,000                 34,868,000    34,868,000
 Percent leased                                     91.5%            92.3%    -0.8%             92.0%         92.0%     0.0%

Garden apartment communities
 Number of units                                    8,228            8,228                      8,927         8,927
 Percent leased                                     91.6%            91.5%     0.1%             90.1%         90.0%     0.1%

NEW PLAN EXCEL REALTY TRUST:
Property revenues                               $  86,832       $   88,023    -1.4%         $  91,702      $ 90,085     1.8%

Property operating expenses                        25,129           27,446    -8.4%            27,871        27,174     2.6%
                                            -------------- ---------------- ----------- -------------- ------------- -----------
 SAME PROPERTY NOI (GAAP BASIS)                 $  61,703       $   60,577     1.9%         $  63,831      $ 62,911     1.5%
                                            ============== ================ =========== ============== ============= ===========
Operating margin (GAAP basis)                       71.1%            68.8%     2.2%             69.6%         69.8%    -0.2%
Straight-line rent adjustment                         521              879    -40.7%              722           698     3.4%
                                            -------------- ---------------- ----------- -------------- ------------- -----------
 SAME PROPERTY NOI                              $  61,182       $   59,698     2.5%         $  63,109      $ 62,213     1.4%
                                            ============== ================ =========== ============== ============= ===========
Operating margin                                    70.5%            67.8%     2.6%             68.8%         69.1%    -0.2%

RETAIL PORTFOLIO AND COMMERCIAL
PROPERTIES:
Property revenues                               $  74,353       $   75,715    -1.8%         $  78,201      $ 76,842     1.8%
Property operating expenses                        18,445           20,738    -11.1%           21,066        20,513     2.7%
                                            -------------- ---------------- ----------- -------------- ------------- -----------
 SAME PROPERTY NOI (GAAP BASIS)                 $  55,908       $   54,977     1.7%         $  57,135      $ 56,329     1.4%
                                            ============== ================ =========== ============== ============= ===========
Operating margin (GAAP basis)                       75.2%            72.6%     2.6%             73.1%         73.3%    -0.2%
Straight-line rent adjustment                         521              879    -40.7%              722           698     3.4%
                                            -------------- ---------------- ----------- -------------- ------------- -----------
 SAME PROPERTY NOI                              $  55,387       $   54,098     2.4%         $  56,413      $ 55,631     1.4%
                                            ============== ================ =========== ============== ============= ===========
Operating margin                                    74.5%            71.4%     3.0%             72.1%         72.4%    -0.3%

GARDEN APARTMENT COMMUNITIES:
Property revenues                               $  12,479       $   12,308     1.4%         $  13,501      $ 13,243     1.9%
Property operating expenses                         6,684            6,708    -0.4%             6,805         6,661     2.2%
                                            -------------- ---------------- ----------- -------------- ------------- -----------
 SAME PROPERTY NOI (GAAP BASIS)                 $   5,795       $    5,600     3.5%          $  6,696      $  6,582     1.7%
                                            ============== ================ =========== ============== ============= ===========
Operating margin (GAAP basis)                       46.4%            45.5%     0.9%             49.6%         49.7%    -0.1%
Straight-line rent adjustment                           -                -     0.0%                 -             -     0.0%
                                            -------------- ---------------- ----------- -------------- ------------- -----------
 SAME PROPERTY NOI                              $   5,795       $    5,600     3.5%          $  6,696      $  6,582     1.7%
                                            ============== ================ =========== ============== ============= ===========
Operating margin                                    46.4%            45.5%     0.9%             49.6%         49.7%    -0.1%

                                                Three Months Ended
                                            ----------------------------        Percent
                                              3/31/00        3/31/99            Change
                                            ------------- -------------- ----------------------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis
 Retail portfolio and commercial
 properties                                          293            293
 Garden apartment communities                         42             42
                                            ------------- --------------
                                                     335            335
Retail portfolio and commercial properties
 Gross leasable area                          34,991,000     34,991,000
 Percent leased                                    92.0%          92.0%          0.0%

Garden apartment communities
 Number of units                                   9,755          9,755
 Percent leased                                    91.0%          91.0%          0.0%

NEW PLAN EXCEL REALTY TRUST:
Property revenues                              $  93,513       $ 93,425          0.1%

Property operating expenses                       29,090         29,686          -2.0%
                                            ------------- -------------- ----------------------
 SAME PROPERTY NOI (GAAP BASIS)                $  64,423       $ 63,739          1.1%
                                            ============= ============== ======================
Operating margin (GAAP basis)                      68.9%          68.2%          0.7%
Straight-line rent adjustment                        691            985         -29.8%
                                            ------------- -------------- ----------------------
 SAME PROPERTY NOI                             $  63,732       $ 62,754          1.6%
                                            ============= ============== ======================
Operating margin                                   68.2%          67.2%          1.0%

RETAIL PORTFOLIO AND COMMERCIAL
PROPERTIES:
Property revenues                              $  79,102       $ 79,087          0.0%
Property operating expenses                       21,479         22,370          -4.0%
                                            ------------- -------------- ----------------------
 SAME PROPERTY NOI (GAAP BASIS)                $  57,623       $ 56,717          1.6%
                                            ============= ============== ======================
Operating margin (GAAP basis)                      72.8%          71.7%          1.1%
Straight-line rent adjustment                        691            985         -29.8%
                                            ------------- -------------- ----------------------
 SAME PROPERTY NOI                             $  56,932       $ 55,732          2.2%
                                            ============= ============== ======================
Operating margin                                   72.0%          70.5%          1.5%

GARDEN APARTMENT COMMUNITIES:
Property revenues                              $  14,411       $ 14,338          0.5%
Property operating expenses                        7,611          7,316          4.0%
                                            ------------- -------------- ----------------------
 SAME PROPERTY NOI (GAAP BASIS)                 $  6,800       $  7,022          -3.2%
                                            ============= ============== ======================
Operating margin (GAAP basis)                      47.2%          49.0%          -1.8%
Straight-line rent adjustment                          -              -          0.0%
                                            ------------- -------------- ----------------------
 SAME PROPERTY NOI                              $  6,800       $  7,022          -3.2%
                                            ============= ============== ======================
Operating margin                                   47.2%          49.0%          -1.8%

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing remodeling or expansion and includes only properties owned for the full quarters.

Same property revenues and NOI for the three months ended September 30, 1999 has been increased by $1.58 million to reflect the adjustment for the $1.75 million overstatement of CAM revenue in 2Q 1999 which was corrected in 3Q 1999.

Analysis excludes Clearwater and Valley Fair Malls.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
TOP TEN TENANTS                                                         PAGE 20

                                                                                             ABR as a
                                                                                           Percentage of
                                          Number of                                            Total
    Tenant                                  Leases           GLA               ABR         Portfolio ABR
    ----------------------------------   -------------   -------------    --------------   ----------------
  1 Kmart Corporation                         43          3,885,863          $ 17,591,701        5.2%


  2 Wal-Mart Stores                           27          2,881,411            12,534,233        3.7%

  3 The Kroger Co. (1)                        25          1,239,897             8,322,271        2.5%

  4 Winn-Dixie Stores                         18           804,556              5,055,437        1.5%

  5 Ahold USA (2)                             13           619,237              4,628,912        1.4%

  6 The TJX Companies (3)                     17           525,614              3,497,230        1.0%

  7 Food Lion                                 17           507,747              3,322,991        1.0%

  8 Albertson's (4)                           20           706,425              3,145,193        0.9%

  9 Publix Super Markets                      8            423,388              2,500,903        0.7%

 10 J.C. Penney Company (5)                   24           548,409              2,285,221        0.7%

                                         -------------   -------------    ---------------  ----------------
                                             212          12,142,547         $ 62,884,092       18.7%
                                         =============   =============    ===============  ================

(1) Includes Ralphs and The Kroger Co.

(2) Includes BI-LO, Edwards Super Foods, Giant Food Stores, Stop & Shop and Tops Market.

(3) Includes T.J. Maxx and Marshalls.

(4) Includes Albertson's, Acme Markets, Eagle Food Center and Lucky stores.

(5) Includes JC Penney and Eckerd Drugstores.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
NEW LEASE SUMMARY                                                       PAGE 21

NEW LEASE SUMMARY

                                                                         Tenant
                                                        Total New     Improvements
                          Number          GLA              ABR          Committed
                      ------------------------------  --------------  --------------
             1Q 2000        97          214,730         $ 2,591,102     $   550,000
                 psf                                          12.07            2.56
             2Q 2000        52          183,915         $ 2,288,786     $ 3,000,000
                 psf                                          12.44           16.31
             3Q 2000        58          221,934         $ 2,249,549     $   886,453
                 psf                                          10.14            3.99

RENEWAL LEASE SUMMARY

                                                      Total Former      Total New        Increase/(Decrease)
                          Number          GLA              ABR             ABR        Total Dollar    Percent
                      ------------------------------  --------------  --------------  -------------  -----------
             1Q 2000       114          657,377       $ 4,561,317     $ 4,830,226     $ 268,909         5.9%
                 psf                                         6.94            7.35          0.41
             2Q 2000        71          572,249       $ 3,445,556     $ 3,508,751     $  63,195         1.8%
                 psf                                         6.02            6.13          0.11
             3Q 2000        63          258,161       $ 2,379,303     $ 2,660,527     $ 281,224        11.8%
                 psf                                         9.22           10.31          1.09

Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes leases that have commenced and are in force as of March 31, 2000, June 30, 2000 and September 30, 2000.

Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation, or apartments.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                                               PAGE 22

                       Number of           Leased       Percent of        ABR         Percent of
                    Leases Expiring          GLA            GLA         per Foot      Total ABR
                  --------------------- --------------  -----------    -----------   -------------
             2000          450            1,411,418        4.29%        $ 7.49           4.13%

             2001          756            2,785,623        8.47%          9.24          10.06%

             2002          704            3,196,510        9.71%          8.67          10.83%

             2003          581            3,230,875        9.82%          8.28          10.46%

             2004          408            2,300,665        6.99%          9.17           8.25%

             2005          303            3,055,368        9.29%          7.25           8.66%

             2006          135            1,737,907        5.28%          8.06           5.48%

             2007          100            1,231,094        3.74%          9.16           4.41%

             2008           84            1,170,826        3.56%          8.25           3.78%

             2009           79            1,823,073        5.54%          6.21           4.42%

            2010+          286           10,962,832       33.32%          6.89          29.53%
                  --------------------- ------------    -----------    -----------   -------------
                          3,886          32,906,191       100.0%        $ 7.78          100.0%
                  ===================== ============    ===========    ===========   =============

Does not assume exercise of renewal options or base rent escalations over lease term.

Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation, or apartments.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 23

                                                                                               Year                 Date
        Property Name                               City                    State              Built              Acquired
        ------------------------------------------  ------------------- --------------  --------------------  ------------------
        RETAIL PORTFOLIO

        Shopping Centers

      1 Cloverdale Village                          Florence                 AL                1986               10/27/94
      2 Riverview Plaza                             Gadsden                  AL                1990               10/12/95
      3 Grant Mills Station                         Irondale                 AL                1991               07/01/98
      4 Payton Park                                 Sylacauga                AL                1995               07/01/98
      5 Glendale Galleria                           Glendale                 AZ               1989-91             08/01/97
      6 Kmart Plaza                                 Mesa                     AZ                1970               12/28/90
      7 SunValley Plaza                             Mesa                     AZ                1981               05/31/94
      8 Southern Village Mesa                       Mesa                     AZ               1986-97             08/01/97
      9 Metro Marketplace                           Phoenix                  AZ                1988               06/21/91
     10 Northmall Centre                            Tucson                   AZ               1995-96             12/31/96
     11 Bakersfield Plaza                           Bakersfield              CA                1970               06/20/97
     12 Factory Merchants - Barstow                 Barstow                  CA                1989               11/01/93
     13 Sony/Kinko                                  Burbank                  CA                1988               05/01/89
     14 Carmen Plaza                                Camarillo                CA                1971               06/20/97
     15 Coachella Plaza                             Coachella                CA                1991               06/20/97
     16 Cudahy Plaza                                Cudahy                   CA                1968               06/20/97
     17 Broadway Faire                              Fresno                   CA                1995               04/09/97
     18 Arbor Faire                                 Fresno                   CA                1993               04/09/97
     19 Briggsmore Plaza                            Modesto                  CA                1974               06/20/97
     20 Montebello Plaza                            Montebello               CA                1974               06/20/97
     21 Metro 580 Shopping Center                   Pleasanton               CA               1995-96             09/15/97
     22 Rose Pavilion Shopping Center               Pleasanton               CA                1987               02/27/98
     23 Bristol Plaza                               Santa Ana                CA                1972               06/20/97
     24 San Dimas Plaza                             San Dimas                CA                1986               10/07/97
     25 Vail Ranch Center                           Temecula                 CA                1997               12/31/97
     26 Paradise Plaza                              Paradise                 CA                1979               06/20/97
     27 Westminster City Center                     Westminster              CO                1996               12/16/97
     28 Rodney Village                              Dover                    DE                1959               01/01/69
     29 Brooksville Square                          Brooksville              FL                1987               03/28/94
     30 Northgate S.C.                              Deland                   FL                1993               06/30/93
     31 Regency Park                                Jacksonville             FL                1985               06/16/97
     32 Eastgate S.C.                               Lakewales                FL                1994               05/20/94
     33 Leesburg Square                             Leesburg                 FL                1986               12/23/92
     34 Miami Gardens                               Miami                    FL                1996               10/06/97
     35 Freedom Square                              Naples                   FL                1995               10/06/97
     36 Presidential West                           North Lauderdale         FL                1977               04/18/97
     37 Presidential Plaza                          North Lauderdale         FL                1977               04/18/97
     38 Southgate                                   New Port Ritchie         FL                1966               08/27/97
     39 Colonial Marketplace                        Orlando                  FL               1979,86             04/01/98
     40 23rd Street Plaza                           Panama City              FL                1986               07/01/98
     41 Riverwood                                   Port Orange              FL               1984,96             09/05/97
     42 Seminole Plaza                              Seminole                 FL                1964               06/11/98
     43 St. Augustine Outlet Center                 St. Augustine            FL                1991               03/01/92
     44 Rutland Plaza                               St. Petersburg           FL                1964               11/01/96
     45 Albany Plaza                                Albany                   GA                1968               05/12/94
     46 Southgate Plaza                             Albany                   GA                1969               07/11/90
     47 Eastgate Plaza                              Americus                 GA                1980               07/11/90
     48 Perlis Plaza                                Americus                 GA                1972               07/11/90
     49 Rogers Plaza                                Ashburn                  GA                1974               07/11/90
     50 Sweetwater Village                          Austell                  GA                1985               10/27/94
     51 Cedar Plaza                                 Cedartown                GA                1994               10/27/94
     52 Cedartown                                   Cedartown                GA                1989               01/10/95



                                                                              Percent
        Property Name                                        GLA             Leased (1)           ABR
        -------------------------------------------   --------------------- -------------  -----------------
        RETAIL PORTFOLIO

        Shopping Centers

      1 Cloverdale Village                                  59,407              100%            $   377,578
      2 Riverview Plaza                                    147,621              100%                900,150
      3 Grant Mills Station                                226,837               97%              1,268,570
      4 Payton Park                                        231,820              100%              1,395,136
      5 Glendale Galleria                                  119,465               94%              1,168,205
      6 Kmart Plaza                                        182,933              100%                737,313
      7 SunValley Plaza                                    107,085               64%                540,301
      8 Southern Village Mesa                               84,160               89%                620,505
      9 Metro Marketplace                                  251,175               91%              2,313,682
     10 Northmall Centre                                   168,719              100%              1,588,390
     11 Bakersfield Plaza                                  213,379               88%              1,743,536
     12 Factory Merchants - Barstow                        333,506               78%              5,033,897
     13 Sony/Kinko                                          14,176              100%                404,363
     14 Carmen Plaza                                       129,255               94%              1,069,658
     15 Coachella Plaza                                     11,184              100%                178,447
     16 Cudahy Plaza                                       138,430              100%                664,242
     17 Broadway Faire                                      60,383               95%                931,418
     18 Arbor Faire                                        199,986               78%              1,580,342
     19 Briggsmore Plaza                                    98,945               81%                560,811
     20 Montebello Plaza                                   288,390               96%              2,310,368
     21 Metro 580 Shopping Center                          174,584              100%              2,356,412
     22 Rose Pavilion Shopping Center                      292,902               98%              4,551,498
     23 Bristol Plaza                                      112,379               98%              1,066,405
     24 San Dimas Plaza                                    119,159               98%              1,623,065
     25 Vail Ranch Center                                   99,204              100%              1,011,148
     26 Paradise Plaza                                     198,562               97%                692,822
     27 Westminster City Center                            339,600              100%              4,216,619
     28 Rodney Village                                     213,686               82%                926,424
     29 Brooksville Square                                  96,366               79%                605,284
     30 Northgate S.C.                                     186,396              100%              1,276,523
     31 Regency Park                                       329,496               92%              2,497,595
     32 Eastgate S.C.                                      102,161              100%                597,367
     33 Leesburg Square                                     91,682               96%                711,311
     34 Miami Gardens                                      245,119              100%              2,247,802
     35 Freedom Square                                     211,839               89%              1,486,952
     36 Presidential West                                   21,035               68%                123,624
     37 Presidential Plaza                                  67,269               92%                474,291
     38 Southgate                                          262,912               71%                702,320
     39 Colonial Marketplace                               128,823              100%                980,333
     40 23rd Street Plaza                                   99,756               99%                896,882
     41 Riverwood                                           93,506               96%                438,956
     42 Seminole Plaza                                     144,011               94%                578,612
     43 St. Augustine Outlet Center                        334,795               93%              4,694,267
     44 Rutland Plaza                                      149,811               95%                952,211
     45 Albany Plaza                                       114,169              100%                663,787
     46 Southgate Plaza                                     59,816               80%                252,050
     47 Eastgate Plaza                                      44,365               81%                184,555
     48 Perlis Plaza                                       165,774               88%                751,228
     49 Rogers Plaza                                        49,672               81%                202,634
     50 Sweetwater Village                                  66,197               96%                455,058
     51 Cedar Plaza                                         83,300              100%                558,062
     52 Cedartown                                          107,220              100%                497,796



                                                                                                           Anchor Tenant
        Property Name                                  Anchor Tenant                                       Not Owned
        ---------------------------------------------  ----------------------------------------------      -----------------------
        RETAIL PORTFOLIO

        Shopping Centers

      1 Cloverdale Village                             Winn-Dixie Stores
      2 Riverview Plaza                                Wal-Mart
      3 Grant Mills Station                            Wal-Mart
      4 Payton Park                                    Wal-Mart
      5 Glendale Galleria                              Food 4 Less, Osco Drugs
      6 Kmart Plaza                                    Kmart
      7 SunValley Plaza                                ABCO
      8 Southern Village Mesa                          Mega Food
      9 Metro Marketplace                              Office Max, Toys R' Us
     10 Northmall Centre                               Comp USA, JC Penney, Stein Mart
     11 Bakersfield Plaza                              Vons                                                Mervyn's
     12 Factory Merchants - Barstow                    Esprit, Gap, Polo, Timberland
     13 Sony/Kinko                                     Kinko's, Sony Electronics
     14 Carmen Plaza                                   24 Hour Fitness                                     Miller's Outpost
     15 Coachella Plaza                                -                                                   Vons
     16 Cudahy Plaza                                   Kmart
     17 Broadway Faire                                 United Artists
     18 Arbor Faire                                    Home Depot, PetsMart                                Mervyn's
     19 Briggsmore Plaza                               Canned Foods
     20 Montebello Plaza                               Albertson's, Circuit City
     21 Metro 580 Shopping Center                      Borders, Linens N Things, Staples
     22 Rose Pavilion Shopping Center                  Levitz Furniture, Macy's Home Store
     23 Bristol Plaza                                  Lucky stores
     24 San Dimas Plaza                                T.J. Maxx                                           Payless Drugs, Ralphs
     25 Vail Ranch Center                              Albertson's
     26 Paradise Plaza                                 Albertson's, Kmart
     27 Westminster City Center                        Babies R Us, Circuit City, Homeplace
     28 Rodney Village                                 Farm Fresh
     29 Brooksville Square                             Publix
     30 Northgate S.C.                                 Kmart, Publix
     31 Regency Park                                   Babies R Us, Marshalls, Rhodes Furniture
     32 Eastgate S.C.                                  Kmart                                               Winn-Dixie Stores
     33 Leesburg Square                                Publix
     34 Miami Gardens                                  Kmart, Winn-Dixie Stores
     35 Freedom Square                                 Kmart, Publix
     36 Presidential West                              -
     37 Presidential Plaza                             Winn-Dixie Stores
     38 Southgate                                      Publix
     39 Colonial Marketplace                           Office Max, Service Merchandise                     Target
     40 23rd Street Plaza                              Publix
     41 Riverwood                                      Winn-Dixie Stores
     42 Seminole Plaza                                 T.J. Maxx
     43 St. Augustine Outlet Center                    Ann Taylor, Calvin Klein, Gap, Mikasa, Reebok
     44 Rutland Plaza                                  Winn-Dixie Stores
     45 Albany Plaza                                   Food Lion
     46 Southgate Plaza                                -
     47 Eastgate Plaza                                 Beall's Outlet
     48 Perlis Plaza                                   Belk's, Piggly Wiggly
     49 Rogers Plaza                                   Piggly Wiggly
     50 Sweetwater Village                             Winn-Dixie Stores
     51 Cedar Plaza                                    The Kroger Co.
     52 Cedartown                                      Wal-Mart

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                     PAGE 24

                                                                                                     Year                 Date
        Property Name                                  City                       State              Built              Acquired
        ---------------------------------------------  ---------------------- --------------  --------------------  ---------------
     53 Mr. B's                                        Cordele                     GA                1968               07/11/90
     54 Cordele Square                                 Cordele                     GA                1968               07/11/90
     55 Southgate Plaza                                Cordele                     GA                1969               07/11/90
     56 Habersham Village                              Cornelia                    GA                1985               05/06/92
     57 Habersham Crossing                             Cornelia                    GA                1990               03/01/96
     58 Covington Gallery                              Covington                   GA                1991               12/30/93
     59 Market Central                                 Dalton                      GA                1994               03/31/97
     60 Northside Plaza                                Dalton                      GA                1990               10/11/95
     61 Midway Village                                 Douglasville                GA                1989               05/01/97
     62 Westgate                                       Dublin                      GA                1974               07/11/90
     63 Marshalls at Eastlake                          Marietta                    GA                1982               10/26/98
     64 New Chastain Corners                           Marietta                    GA                1990               07/17/97
     65 Pavilions at Eastlake                          Marietta                    GA                1986               03/01/99
     66 Village at Southlake                           Morrow                      GA                1983               04/13/98
     67 Perry Marketplace                              Perry                       GA                1992               12/30/92
     68 Creekwood                                      Rex                         GA                1990               05/01/97
     69 Shops of Riverdale                             Riverdale                   GA                1995               02/15/96
     70 Victory Square                                 Savannah                    GA                1986               07/02/92
     71 Eisenhower Square                              Savannah                    GA                1985               07/16/97
     72 Wisteria Village                               Snellville                  GA                1985               10/11/95
     73 University Commons                             Statesboro                  GA                1994               07/24/96
     74 Tift-Town                                      Tifton                      GA                1965               07/11/90
     75 Westgate                                       Tifton                      GA                1980               07/11/90
     76 Haymarket Mall                                 Des Moines                  IA               1968,79             05/12/95
     77 Haymarket Square                               Des Moines                  IA               1971,79             05/12/95
     78 Southfield Plaza                               Bridgeview                  IL                1958               12/03/96
     79 King City Square                               Mt. Vernon                  IL                1994               07/01/98
     80 Westridge Court                                Naperville                  IL                1990               07/18/97
     81 Tinley Park Plaza                              Tinley Park                 IL                1973               09/20/95
     82 Columbus Center                                Columbus                    IN                1964               12/01/88
     83 Jasper Manor                                   Jasper                      IN                1990               02/18/92
     84 Valley View Plaza                              Marion                      IN                1989               03/28/94
     85 Town Fair                                      Princeton                   IN                1991               02/09/93
     86 Wabash Crossing                                Wabash                      IN                1988               12/16/93
     87 Woodland Plaza                                 Warsaw                      IN                1989               03/28/94
     88 Green River                                    Campbellsville              KY                1989               03/08/96
     89 Kmart Plaza                                    Elizabethtown               KY                1992               02/04/93
     90 Highland Commons                               Glasgow                     KY                1992               03/31/93
     91 J*Town Center                                  Jeffersontown               KY                1959               10/21/88
     92 Mist Lake Plaza                                Lexington                   KY                1993               07/01/98
     93 London Marketplace                             London                      KY                1994               03/17/94
     94 Picadilly Square                               Louisville                  KY                1973               04/25/89
     95 Eastgate                                       Middletown                  KY                1987               11/10/93
     96 Lexington Road Plaza                           Versailles                  KY                1994               04/28/94
     97 Lagniappe Village Shopping Center              New Iberia                  LA                1990               07/01/98
     98 Liberty Plaza                                  Randallstown                MD                1962               05/12/95
     99 Rising Sun Towne Centre                        Rising Sun                  MD                1998               06/04/99
    100 Fruitland Plaza                                Salisbury                   MD                1973               05/14/86
    101 Maple Village                                  Ann Arbor                   MI                1965               10/14/94
    102 Farmington Crossroads                          Farmington                  MI                1986               12/11/95
    103 Delta Center                                   Lansing                     MI                1985               12/12/95
    104 Hampton Village Centre                         Rochester Hills             MI                1990               12/12/95
    105 Fashion Corner                                 Saginaw                     MI                1986               12/12/95
    106 Hall Road Crossing                             Shelby                      MI                1985               12/12/95




                                                                                  Percent
        Property Name                                            GLA             Leased (1)           ABR
        ---------------------------------------------   ----------------------- -------------  -----------------
     53 Mr. B's                                                 13,702                66%                48,051
     54 Cordele Square                                         126,927                94%               548,893
     55 Southgate Plaza                                         39,292                46%                59,474
     56 Habersham Village                                      147,182                99%               725,000
     57 Habersham Crossing                                     161,279               100%               791,098
     58 Covington Gallery                                      174,857                96%             1,066,034
     59 Market Central                                          34,000               100%               421,996
     60 Northside Plaza                                         67,831                81%               404,936
     61 Midway Village                                          73,328                81%               415,900
     62 Westgate                                               190,629                73%               709,472
     63 Marshalls at Eastlake                                   55,179                94%               435,388
     64 New Chastain Corners                                   108,380                97%             1,020,743
     65 Pavilions at Eastlake                                  159,088                94%             1,541,318
     66 Village at Southlake                                    53,384                87%               437,258
     67 Perry Marketplace                                      179,973                97%             1,160,506
     68 Creekwood                                               69,778               100%               579,708
     69 Shops of Riverdale                                      34,255                90%               363,609
     70 Victory Square                                         168,514                98%               945,162
     71 Eisenhower Square                                      125,120                97%               818,309
     72 Wisteria Village                                       164,646                99%             1,067,879
     73 University Commons                                      59,814               100%               547,701
     74 Tift-Town                                               61,218                63%               161,796
     75 Westgate                                                16,307                92%               100,981
     76 Haymarket Mall                                         234,163                95%             1,071,945
     77 Haymarket Square                                       266,525                89%             1,621,729
     78 Southfield Plaza                                       199,947               100%             1,808,618
     79 King City Square                                        94,428               100%               797,059
     80 Westridge Court                                        446,182                97%             5,515,934
     81 Tinley Park Plaza                                      283,470                99%             1,853,712
     82 Columbus Center                                        270,227                79%             1,027,625
     83 Jasper Manor                                           194,120                93%               933,493
     84 Valley View Plaza                                       29,974                95%               285,863
     85 Town Fair                                              113,939               100%               579,599
     86 Wabash Crossing                                        166,992               100%               965,795
     87 Woodland Plaza                                          31,008                92%               264,075
     88 Green River                                            190,316                99%               904,378
     89 Kmart Plaza                                            130,466                99%               739,860
     90 Highland Commons                                       130,466               100%               746,167
     91 J*Town Center                                          186,855                60%               711,935
     92 Mist Lake Plaza                                        217,292                96%             1,596,762
     93 London Marketplace                                     169,032               100%             1,062,099
     94 Picadilly Square                                        96,370                83%               368,526
     95 Eastgate                                               152,855                85%             1,260,488
     96 Lexington Road Plaza                                   182,578               100%             1,247,148
     97 Lagniappe Village Shopping Center                      220,225                74%               896,017
     98 Liberty Plaza                                          215,575                85%             1,475,179
     99 Rising Sun Towne Centre                                 63,361                94%               572,480
    100 Fruitland Plaza                                        101,595                48%               411,750
    101 Maple Village                                          280,846                91%             1,331,299
    102 Farmington Crossroads                                   84,310                87%               557,468
    103 Delta Center                                           173,619                76%             1,198,251
    104 Hampton Village Centre                                 460,268                99%             4,670,139
    105 Fashion Corner                                         188,877                67%               975,160
    106 Hall Road Crossing                                     175,182                93%             1,633,678





                                                                                                              Anchor Tenant
        Property Name                              Anchor Tenant                                              Not Owned
        ----------------------------------------   ------------------------------------------------------     ------------------
     53 Mr. B's                                    -
     54 Cordele Square                             Belk's, Harvey Foods
     55 Southgate Plaza                            Beall's Outlet
     56 Habersham Village                          Kmart, Winn-Dixie Stores
     57 Habersham Crossing                         Wal-Mart
     58 Covington Gallery                          Ingles, Kmart
     59 Market Central                             -                                                          Wal-Mart
     60 Northside Plaza                            BI-LO
     61 Midway Village                             Winn-Dixie Stores
     62 Westgate                                   Bruno's
     63 Marshalls at Eastlake                      Marshalls
     64 New Chastain Corners                       The Kroger Co.
     65 Pavilions at Eastlake                      The Kroger Co.
     66 Village at Southlake                       Marshalls
     67 Perry Marketplace                          The Kroger Co.
     68 Creekwood                                  Winn-Dixie Stores
     69 Shops of Riverdale                         -                                                          Wal-Mart
     70 Victory Square                             Food Lion
     71 Eisenhower Square                          Food Lion
     72 Wisteria Village                           Kmart
     73 University Commons                         -
     74 Tift-Town                                  Beall's Outlet
     75 Westgate                                   -
     76 Haymarket Mall                             Burlington Coat Factory, Hobby Lobby
     77 Haymarket Square                           Dahl's Foods
     78 Southfield Plaza                           Dominicks Foods, Hobby Lobby
     79 King City Square                           Kroger
     80 Westridge Court                            Cub Foods, Linen N Things, Cineplex, Old Navy, Spiegel
     81 Tinley Park Plaza                          Walts Finer Foods
     82 Columbus Center                            Ames Department Store, Office Max
     83 Jasper Manor                               Kmart
     84 Valley View Plaza                          -                                                          Wal-Mart
     85 Town Fair                                  Kmart
     86 Wabash Crossing                            Kmart, Supervalu
     87 Woodland Plaza                             -                                                          Wal-Mart
     88 Green River                                Goody's Family Clothing
     89 Kmart Plaza                                Kmart
     90 Highland Commons                           Food Lion, Kmart
     91 J*Town Center                              Tricon Corporate Office
     92 Mist Lake Plaza                            Wal-Mart
     93 London Marketplace                         Kmart, The Kroger Co.
     94 Picadilly Square                           -
     95 Eastgate                                   The Kroger Co.
     96 Lexington Road Plaza                       Kmart, The Kroger Co.
     97 Lagniappe Village Shopping Center          Wal-Mart
     98 Liberty Plaza                              Stop & Shop
     99 Rising Sun Towne Centre                    Giant Food Stores
    100 Fruitland Plaza                            Food Lion
    101 Maple Village                              Kmart
    102 Farmington Crossroads                      Farmer Jack
    103 Delta Center                               T.J. Maxx, Toys R Us
    104 Hampton Village Centre                     Farmer Jack, Kohl's                                        Target
    105 Fashion Corner                             Best Buy, Kids R Us
    106 Hall Road Crossing                         Old Navy, T.J. Maxx

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 25

                                                                                                     Year                 Date
        Property Name                                  City                       State              Built              Acquired
        ---------------------------------------------  ---------------------- --------------  --------------------  ---------------
    107 Southfield Shopping Center                     Southfield                  MI               1969-70             02/12/98
    108 Delco Plaza                                    Sterling Heights            MI               1970,73             11/14/96
    109 Westland Crossing                              Westland                    MI                1986               11/16/99
    110 Washtenaw Fountain Plaza                       Ypsilanti                   MI                1989               10/05/92
    111 Roundtree Place                                Ypsilanti                   MI                1992               07/01/98
    112 Factory Merchants - Branson                    Branson                     MO                1988               11/01/93
    113 Factory Outlet Village Osage Beach             Osage Beach                 MO                1987               01/29/93
    114 Stanly County Plaza                            Albermarle                  NC                1988               03/28/94
    115 Village Marketplace                            Asheboro                    NC                1988               04/13/95
    116 Goldsboro Flea Market                          Goldsboro                   NC                1973               05/14/86
    117 Foothills Market                               Jonesville                  NC                1988               06/05/95
    118 Chapel Square                                  Kannapolis                  NC                1992               12/01/94
    119 Kinston Pointe                                 Kinston                     NC                1991               07/05/95
    120 Granville Corners                              Oxford                      NC                1991               02/21/96
    121 Roxboro Square                                 Roxboro                     NC                1989               06/05/95
    122 Siler Crossing                                 Siler City                  NC                1988               06/05/95
    123 Crossroads Ctr.                                Statesville                 NC                1991               02/27/96
    124 Thomasville Crossing                           Thomasville                 NC                1996               04/18/97
    125 Anson Station                                  Wadesboro                   NC                1988               08/23/95
    126 Roanoke Landing                                Williamston                 NC                1991               01/02/96
    127 Wilson                                         Wilson                      NC                1973               05/14/86
    128 Stratford Commons                              Winston-Salem               NC                1995               12/30/96
    129 Laurel Square                                  Bricktown                   NJ                1973               07/13/92
    130 Hamilton Plaza-Kmart Plaza                     Hamilton                    NJ                1972               05/12/94
    131 Bennetts Mills Plaza                           Jackson                     NJ                1988               09/01/94
    132 Six Flags Factory Outlet                       Jackson Township            NJ                1997               04/30/97
    133 Middletown Plaza                               Middletown                  NJ                1972               01/01/75
    134 Tinton Falls Plaza                             Tinton Falls                NJ                1953               01/30/98
    135 Dover Park Plaza                               Yardville                   NJ                1966               01/28/00
    136 Galleria Commons Shopping Center               Henderson                   NV                1998               06/09/98
    137 Renaissance Center East                        Las Vegas                   NV                1981               10/17/96
    138 Kietzke Center                                 Reno                        NV                1974               06/20/97
    139 University Mall                                Canton                      NY                1967               01/01/76
    140 Cortlandville                                  Cortland                    NY                1984               08/04/87
    141 Kmart Plaza                                    DeWitt                      NY                1970               08/03/93
    142 D & F Plaza                                    Dunkirk                     NY                1967               01/01/86
    143 Elmira Plaza                                   Elmira                      NY                1976               02/13/89
    144 Pyramid Mall                                   Geneva                      NY                1973               08/03/93
    145 Genesee Valley Shopping Center                 Genesco                     NY                1993               07/01/98
    146 Gloversville                                   Gloversville                NY                1974               12/29/98
    147 McKinley Plaza                                 Hamburg                     NY                1991               06/14/92
    148 Hornell Plaza Shopping Center                  Hornell                     NY                1995               07/31/98
    149 Cayuga Mall                                    Ithaca                      NY                1969               05/12/89
    150 Shops at Seneca Mall                           Liverpool                   NY                1971               08/03/93
    151 Transit Road Plaza                             Lockport                    NY                1971               08/03/93
    152 Marcy                                          Marcy                       NY                1971               05/14/86
    153 Wallkill Plaza                                 Middletown                  NY                1986               12/12/95
    154 Monroe Shoprite Plaza                          Monroe                      NY                1972               08/01/97
    155 Rockland Plaza                                 Nanuet                      NY                1963               01/01/83
    156 South Plaza                                    Norwich                     NY                1967               04/01/83
    157 Westgate Plaza                                 Oneonta                     NY                1967               01/20/84
    158 Oswego Plaza                                   Oswego                      NY                1966               01/01/77
    159 Price Chopper Plaza                            Rome                        NY                1988               08/03/93
    160 Westgate Manor Plaza                           Rome                        NY                1961               01/01/86

                                                                                  Percent
        Property Name                                            GLA             Leased (1)           ABR
        ---------------------------------------------   ----------------------- -------------  -----------------
    107 Southfield Shopping Center                             106,948              97%               1,103,219
    108 Delco Plaza                                            154,853              100%                782,874
    109 Westland Crossing                                      141,738              86%               1,237,222
    110 Washtenaw Fountain Plaza                               136,103              99%                 936,547
    111 Roundtree Place                                        195,413              100%              1,308,905
    112 Factory Merchants - Branson                            317,512              75%               3,513,592
    113 Factory Outlet Village Osage Beach                     399,965              92%               6,843,506
    114 Stanly County Plaza                                     63,637              91%                 390,094
    115 Village Marketplace                                     87,869              79%                 545,165
    116 Goldsboro Flea Market                                   79,579              100%                 84,000
    117 Foothills Market                                        49,630              92%                 274,126
    118 Chapel Square                                           45,450              94%                 337,522
    119 Kinston Pointe                                         170,170              90%                 869,943
    120 Granville Corners                                      136,551              98%                 909,324
    121 Roxboro Square                                          98,980              100%                633,029
    122 Siler Crossing                                         132,639              96%                 728,039
    123 Crossroads Ctr.                                        340,190              99%               1,931,311
    124 Thomasville Crossing                                    78,509              96%                 611,728
    125 Anson Station                                          130,800              92%                 689,292
    126 Roanoke Landing                                        156,561              98%                 950,119
    127 Wilson                                                 104,982              76%                       -
    128 Stratford Commons                                       72,308              100%                917,630
    129 Laurel Square                                          246,235              97%               1,814,569
    130 Hamilton Plaza-Kmart Plaza                             149,060              100%                812,191
    131 Bennetts Mills Plaza                                   115,238              100%              1,113,074
    132 Six Flags Factory Outlet                               292,638              100%              5,626,675
    133 Middletown Plaza                                       120,558              94%                 840,414
    134 Tinton Falls Plaza                                     100,582              100%                940,307
    135 Dover Park Plaza                                        59,642              100%                423,692
    136 Galleria Commons Shopping Center                       276,460              100%              2,612,439
    137 Renaissance Center East                                145,578              97%               1,662,634
    138 Kietzke Center                                         165,350              95%                 948,638
    139 University Mall                                         78,738              86%                 285,726
    140 Cortlandville                                          100,300              95%                 240,419
    141 Kmart Plaza                                            115,500              100%                576,275
    142 D & F Plaza                                            190,518              80%                 713,551
    143 Elmira Plaza                                            54,400               0%                       -
    144 Pyramid Mall                                           233,137              87%               1,101,204
    145 Genesee Valley Shopping Center                         204,609              99%               1,412,103
    146 Gloversville                                            45,012              100%                 99,026
    147 McKinley Plaza                                          92,782              93%                 801,865
    148 Hornell Plaza Shopping Center                          253,703              100%              1,807,161
    149 Cayuga Mall                                            205,526              93%               1,042,746
    150 Shops at Seneca Mall                                   237,202              92%               1,299,072
    151 Transit Road Plaza                                     138,120              100%                361,208
    152 Marcy                                                  123,380               2%                  25,000
    153 Wallkill Plaza                                         203,234              100%              1,771,777
    154 Monroe Shoprite Plaza                                  122,394              98%               1,272,478
    155 Rockland Plaza                                         248,067              97%               4,185,059
    156 South Plaza                                            143,665              78%                 315,960
    157 Westgate Plaza                                          71,952              97%                 208,280
    158 Oswego Plaza                                           128,087              97%                 540,725
    159 Price Chopper Plaza                                     78,401              100%                530,930
    160 Westgate Manor Plaza                                    65,813              93%                 351,556

                                                                                                  Anchor Tenant
        Property Name                          Anchor Tenant                                      Not Owned
        ------------------------------------   ----------------------------------------------     --------------------------------
    107 Southfield Shopping Center             Farmer Jack                                        Burlington Coats, F&M, Marshalls
    108 Delco Plaza                            Babies R Us, Bed, Bath & Beyond
    109 Westland Crossing                      Michaels, Office Depot                             Toys R' Us
    110 Washtenaw Fountain Plaza               -
    111 Roundtree Place                        Busch Grocery, Wal-Mart
    112 Factory Merchants - Branson            Bugle Boy, Dress Barn
    113 Factory Outlet Village Osage Beach     Gap, Mikasa, Polo, Tommy Hilfiger
    114 Stanly County Plaza                    Ingles                                             Wal-Mart
    115 Village Marketplace                    Harris Teeter                                      Wal-Mart
    116 Goldsboro Flea Market                  Goldsboro Flea Market
    117 Foothills Market                       Food Lion
    118 Chapel Square                          Food Lion                                          Wal-Mart
    119 Kinston Pointe                         Wal-Mart
    120 Granville Corners                      Lowe's Food, Wal-Mart
    121 Roxboro Square                         Wal-Mart
    122 Siler Crossing                         Belk-Yates, Food Lion, Rose's
    123 Crossroads Ctr.                        BI-LO, Wal-Mart
    124 Thomasville Crossing                   Lowe's Food
    125 Anson Station                          Food Lion, Wal-Mart
    126 Roanoke Landing                        Wal-Mart, Winn-Dixie Stores                        Belk's
    127 Wilson                                 Wilson Flea Market
    128 Stratford Commons                      Michaels, Office Max
    129 Laurel Square                          Kmart, Pathmark
    130 Hamilton Plaza-Kmart Plaza             Kmart
    131 Bennetts Mills Plaza                   Edwards Super Foods
    132 Six Flags Factory Outlet               Brooks Brothers, Gap, Mikasa, Nike, Reebok
    133 Middletown Plaza                       Shoprite
    134 Tinton Falls Plaza                     Burlington Coat Factory                            Great A&P Tea Company
    135 Dover Park Plaza                       Acme Markets
    136 Galleria Commons Shopping Center       Babies R Us, Comp USA, Homebase, Stein Mart,
                                               T.J. Maxx
    137 Renaissance Center East                Albertson's
    138 Kietzke Center                         Mervyn's                                           Target
    139 University Mall                        Ames Department Stores
    140 Cortlandville                          Ames Department Stores
    141 Kmart Plaza                            Kmart, Office Max
    142 D & F Plaza                            Quality Markets
    143 Elmira Plaza                           -
    144 Pyramid Mall                           Kmart, Tops Market
    145 Genesee Valley Shopping Center         Wal-Mart, Wegmans
    146 Gloversville                           Citizens Telecom
    147 McKinley Plaza                         Kids R Us, T.J. Maxx
    148 Hornell Plaza Shopping Center          Wal-Mart, Wegmans
    149 Cayuga Mall                            Penn Traffic
    150 Shops at Seneca Mall                   Kmart, Price Chopper
    151 Transit Road Plaza                     Kmart
    152 Marcy                                  -
    153 Wallkill Plaza                         Bradlees, Shoprite
    154 Monroe Shoprite Plaza                  Shoprite
    155 Rockland Plaza                         Barnes & Noble, Marshalls, Tower Records
    156 South Plaza                            Ames Department Stores
    157 Westgate Plaza                         Ames Department Stores
    158 Oswego Plaza                           JC Penney
    159 Price Chopper Plaza                    Price Chopper
    160 Westgate Manor Plaza                   Rome Cinemas

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 26

                                                                                                     Year            Date
        Property Name                                  City                       State              Built         Acquired
        ---------------------------------------------  ---------------------- --------------  ---------------  ------------------
    161 Mohawk Acres                                   Rome                        NY                1965          02/01/84
    162 Northland                                      Watertown                   NY                1962          01/01/73
    163 Harbor Plaza                                   Ashtabula                   OH                1988          02/20/91
    164 Ashland Square                                 Ashland                     OH                1990          10/06/93
    165 Belpre Plaza                                   Belpre                      OH                1969          06/08/88
    166 Southwood Plaza                                Bowling Green               OH                1961          05/16/90
    167 Lakewood Village                               Celina                      OH                1990          03/28/94
    168 Delhi                                          Cincinnati                  OH                1973          05/22/96
    169 Western Village                                Cincinnati                  OH                1960          05/04/94
    170 Brentwood Plaza                                Cincinnati                  OH                1957          05/04/94
    171 Crown Point                                    Columbus                    OH                1980          07/23/98
    172 River Run Centre                               Coshocton                   OH                1992          07/01/98
    173 South Towne Centre                             Dayton                      OH                1972          03/27/92
    174 Heritage Square                                Dover                       OH                1959          08/31/93
    175 Midway Crossing                                Elyria                      OH                1986          12/11/95
    176 Fairfield Center                               Fairfield                   OH                1978          05/01/90
    177 Silver Bridge Plaza                            Gallipolis                  OH                1972          12/28/86
    178 Genoa                                          Genoa                       OH                1987          03/01/91
    179 Parkway Plaza                                  Maumee                      OH                1955          09/06/89
    180 New Boston                                     New Boston                  OH                1991          02/17/93
    181 Market Place                                   Piqua                       OH                1972          11/20/91
    182 Brice Park                                     Reynoldsburg                OH                1989          03/04/98
    183 Central Ave Market Place                       Toledo                      OH                1968          08/14/90
    184 Greentree                                      Upper Arlington             OH                1974          07/23/98
    185 Bethel Park                                    Bethel Park                 PA                1965          05/14/97
    186 Dillsburg Shopping Center                      Dillsburg                   PA                1994          10/16/96
    187 Market Street Square                           Elizabethtown               PA                1993          10/06/97
    188 New Garden                                     Kennett Square              PA                1979          06/20/97
    189 Stone Mill Plaza                               Lancaster                   PA                1988          01/06/94
    190 Crossroads Plaza                               Mt. Pleasant                PA                1975          11/10/88
    191 Ivyridge                                       Philadelphia                PA                1963          08/02/95
    192 Roosevelt Mall (2)                             Philadelphia                PA              1958, 64    01/01/64, 04/01/74
    193 Hampton Square                                 Upper South Hampton         PA                1980          12/29/98
    194 Shops at Prospect                              West Hempfield              PA                1994          07/31/95
    195 Johnstown Galleria Outparcel                   Richard Twnsp               PA                1993          07/31/97
    196 Circle Center                                  Hilton Head                 SC                1992          03/24/94
    197 Palmetto Crossroads                            Hilton Head                 SC                1990          10/18/95
    198 Island Plaza                                   James Island                SC                1994          10/06/97
    199 Remount Village                                N. Charleston               SC                1996          11/13/96
    200 Congress Crossing                              Athens                      TN                1990          11/10/88
    201 St. Elmo Central                               Chattanooga                 TN                1995          08/06/96
    202 Apison Crossing                                Collegedale                 TN                1997          07/29/97
    203 Saddletree Village Shopping Center             Columbia                    TN                1990          06/15/98
    204 West Towne Square                              Elizabethton                TN              1970, 98        06/09/98
    205 Greeneville Commons                            Greeneville                 TN                1990          03/10/92
    206 Georgetown Square                              Murfreesboro                TN                1986          09/29/93
    207 Hazel Path                                     Hendersonville              TN                1989          11/27/95
    208 Kimball Crossing                               Jasper                      TN                1987          11/27/95
    209 Chapman-Ford Crossing                          Knoxville                   TN                1990          12/30/92
    210 Farrar Place Shopping Center                   Manchester                  TN                1989          12/15/95
    211 Madison Street Station                         Shelbyville                 TN                1985          10/11/95
    212 Commerce Central                               Tullahoma                   TN                1995          08/09/96
    213 Merchant's Central                             Winchester                  TN                1997          12/09/97
    214 Bardin Place Center                            Arlington                   TX               1992-93        10/06/97

                                                                                  Percent
        Property Name                                            GLA             Leased (1)           ABR
        ---------------------------------------------   ----------------------- -------------  -----------------
    161 Mohawk Acres                                            98,183              64%                 542,979
    162 Northland                                              122,666              77%                 497,920
    163 Harbor Plaza                                            51,794              86%                 301,427
    164 Ashland Square                                         163,168              95%                 853,904
    165 Belpre Plaza                                            88,426              48%                 193,993
    166 Southwood Plaza                                         82,952              91%                 378,297
    167 Lakewood Village                                       113,898              98%                 576,369
    168 Delhi                                                  166,496              90%               1,338,382
    169 Western Village                                        138,625              98%                 957,483
    170 Brentwood Plaza                                        232,567              54%               1,116,875
    171 Crown Point                                            147,427              87%                 963,727
    172 River Run Centre                                        82,957              100%                415,430
    173 South Towne Centre                                     308,719              99%               2,366,547
    174 Heritage Square                                        232,132              85%               1,017,103
    175 Midway Crossing                                        138,675              83%                 970,882
    176 Fairfield Center                                        74,095              96%                 394,713
    177 Silver Bridge Plaza                                    145,481              80%                 504,674
    178 Genoa                                                   16,500              85%                 106,334
    179 Parkway Plaza                                          140,021              82%                 359,917
    180 New Boston                                             238,711              100%              1,443,394
    181 Market Place                                           169,311              81%                 561,187
    182 Brice Park                                             168,284              100%              1,709,367
    183 Central Ave Market Place                               157,383              91%                 558,173
    184 Greentree                                              128,501              78%                 939,334
    185 Bethel Park                                            224,069              98%               1,368,258
    186 Dillsburg Shopping Center                               68,848              100%                627,444
    187 Market Street Square                                   169,481              100%              1,363,460
    188 New Garden                                             149,270              63%                 487,414
    189 Stone Mill Plaza                                        94,493              95%                 848,708
    190 Crossroads Plaza                                       105,723              96%                 368,862
    191 Ivyridge                                               112,278              78%                 958,942
    192 Roosevelt Mall (2)                                     555,813              97%               5,829,671
    193 Hampton Square                                          62,933              90%                 439,459
    194 Shops at Prospect                                       63,392              94%                 493,465
    195 Johnstown Galleria Outparcel                            61,968              87%                 339,677
    196 Circle Center                                           65,313              97%                 648,946
    197 Palmetto Crossroads                                     40,916              100%                294,293
    198 Island Plaza                                           167,101              95%               1,164,479
    199 Remount Village                                         60,238              94%                 530,538
    200 Congress Crossing                                      172,305              99%               1,135,427
    201 St. Elmo Central                                        74,978              94%                 612,216
    202 Apison Crossing                                         79,054              96%                 701,160
    203 Saddletree Village Shopping Center                      45,800              83%                 263,101
    204 West Towne Square                                       99,224              72%                 508,417
    205 Greeneville Commons                                    223,118              98%               1,419,999
    206 Georgetown Square                                      104,117              82%                 776,015
    207 Hazel Path                                              67,965              85%                 425,475
    208 Kimball Crossing                                       280,482              89%               1,666,069
    209 Chapman-Ford Crossing                                  185,604              97%               1,037,936
    210 Farrar Place Shopping Center                            43,220              84%                 309,801
    211 Madison Street Station                                  56,766              94%                 354,450
    212 Commerce Central                                       182,401              99%               1,208,246
    213 Merchant's Central                                     208,123              98%               1,166,311
    214 Bardin Place Center                                    303,900              100%              2,906,118

                                                                                             Anchor Tenant
        Property Name                           Anchor Tenant                                Not Owned
        --------------------------------------  ----------------------------------------     --------------------------------
    161 Mohawk Acres                            -
    162 Northland                               Ames Department Store
    163 Harbor Plaza                            Jubilee Foods
    164 Ashland Square                          Foodtown, Wal-Mart
    165 Belpre Plaza                            -
    166 Southwood Plaza                         -
    167 Lakewood Village                        Wal-Mart
    168 Delhi                                   The Kroger Co.
    169 Western Village                         T.J. Maxx
    170 Brentwood Plaza                         -
    171 Crown Point                             The Kroger Co.
    172 River Run Centre                        Wal-Mart                                     Big Bear
    173 South Towne Centre                      Burlington Coat Factory, Kmart
    174 Heritage Square                         Bag N Save Foods
    175 Midway Crossing                         T.J. Maxx                                    Kids R Us, Toys R Us
    176 Fairfield Center                        The Kroger Co.
    177 Silver Bridge Plaza                     Quality Farm & Fleet
    178 Genoa                                   -
    179 Parkway Plaza                           Foodtown
    180 New Boston                              Festival Foods, Wal-Mart
    181 Market Place                            Foodtown
    182 Brice Park                              Gregg Appliances, Michaels, Old Navy
    183 Central Ave Market Place                Hills Department Store
    184 Greentree                               The Kroger Co.
    185 Bethel Park                             Ames Department Store, Giant Eagle
    186 Dillsburg Shopping Center               Giant Food Stores
    187 Market Street Square                    Kmart, Weis Markets
    188 New Garden                              Acme Markets
    189 Stone Mill Plaza                        Giant Food Stores
    190 Crossroads Plaza                        Quality Farm & Fleet
    191 Ivyridge                                Super Fresh
    192 Roosevelt Mall (2)                      Strawbridges
    193 Hampton Square                          Acme Market
    194 Shops at Prospect                       Fox Markets                                  Kmart
    195 Johnstown Galleria Outparcel            -                                            Builders Square, Toys R Us, Wal-Mart
    196 Circle Center                           BI-LO
    197 Palmetto Crossroads                     Food Lion
    198 Island Plaza                            Food Lion, Kmart
    199 Remount Village                         BI-LO
    200 Congress Crossing                       BI-LO, Kmart
    201 St. Elmo Central                        Winn-Dixie Stores
    202 Apison Crossing                         Winn-Dixie Stores
    203 Saddletree Village Shopping Center      Food Lion
    204 West Towne Square                       Winn-Dixie Stores
    205 Greeneville Commons                     Kmart, Proffitt's
    206 Georgetown Square                       The Kroger Co.
    207 Hazel Path                              Food Lion                                    Wal-Mart
    208 Kimball Crossing                        Wal-Mart
    209 Chapman-Ford Crossing                   Food Lion, Wal-Mart
    210 Farrar Place Shopping Center            Food Lion                                    The Crystal Company
    211 Madison Street Station                  BI-LO
    212 Commerce Central                        Wal-Mart
    213 Merchant's Central                      Peebles, Wal-Mart
    214 Bardin Place Center                     Oshmann's, Kmart                             Hobby Lobby

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 27

                                                                                                     Year                 Date
        Property Name                                  City                       State              Built              Acquired
        ---------------------------------------------  ---------------------- --------------  --------------------  ---------------
    215 Irving West                                    Irving                      TX                1987               09/14/93
    216 Valley Fair Mall                               W. Valley City              UT                1970               12/31/96
    217 Colonial Heights                               Colonial Heights            VA                1972               05/14/86
    218 Factory Merchants Ft. Chiswell                 Ft. Chiswell                VA                1989               11/01/93
    219 Hanover Square                                 Mechanicsville              VA                1991               01/06/93
    220 Victorian Square                               Midlothian                  VA                1991               03/24/94
    221 VA-KY Regional S.C.                            Norton                      VA                1989               12/30/92
    222 Hunting Hills                                  Roanoke                     VA                1989               04/02/98
    223 Cave Spring Corners                            Roanoke                     VA                1969               06/05/97
    224 Lakeside Plaza                                 Salem                       VA                1989               04/15/99
    225 Fredricksburg                                  Spotsylvania                VA                1970               05/14/86
    226 Lake Drive Plaza                               Vinton                      VA                1976               02/12/98
    227 Ridgeview Centre                               Wise                        VA                1990               07/02/92
    228 Moundsville Plaza                              Moundsville                 WV                1961               12/27/88
    229 Grand Central Plaza                            Parkersburg                 WV                1986               06/08/88
    230 Kmart Plaza                                    Vienna                      WV                1975               02/25/93





        Single Tenant Properties

      1 The Kroger Co.                                 Muscle Shoals               AL                1982               08/10/93
      2 The Kroger Co.                                 Muscle Shoals               AL                1982               08/10/93
      3 The Kroger Co.                                 Scottsboro                  AL                1982               08/10/93
      4 The Kroger Co.                                 Pine Bluff                  AR                1981               08/10/93
      5 Safeway                                        Sherwood                    AR                1981               08/10/93
      6 Lucky stores                                   Mesa                        AZ                1982               08/10/93
      7 Lucky stores                                   Phoenix                     AZ                1982               01/19/94
      8 Q-Club                                         Phoenix                     AZ                1994               05/06/94
      9 Q-Club                                         Scottsdale                  AZ                1994               08/19/94
     10 Rite Aid                                       Yuma                        AZ                1980               08/10/93
     11 Pueblo I                                       Pueblo                      CO                1977               08/10/93
     12 Doverama at Rodney                             Dover                       DE                1959               01/01/69
     13 Food Lion                                      Brandon                     FL                1982               08/10/93
     14 Kmart                                          Brookville                  FL                1987               06/17/97
     15 Albany I                                       Albany                      GA                1981               08/10/93
     16 The Kroger Co.                                 East Albany                 GA                1982               08/10/93
     17 Rite Aid                                       East Albany                 GA                1982               08/10/93
     18 Kmart                                          Atlantic                    IA                1980               01/19/94
     19 Eagle Food Center                              Coralville                  IA                1981               08/10/93
     20 Eagle Food Center                              Dubuque                     IA                1980               08/10/93
     21 Eagle Food Center                              Decatur                     IL                1983               08/10/93
     22 The Kroger Co.                                 Ottawa                      IL                1982               08/10/93
     23 Eagle Food Center                              Peoria                      IL                1983               08/10/93
     24 Eagle Food Center                              Springfield                 IL                1982               08/10/93
     25 Eagle Food Center                              Sterling                    IL                1980               08/10/93
     26 The Kroger Co.                                 Waterloo                    IL                1982               08/10/93
     27 Kindercare                                     Beech Grove                 IN                1976               12/31/92
     28 Kindercare                                     Fort Wayne                  IN                1976               12/31/92
     29 Eagle Food Center                              Hobart                      IN                1983               08/10/93
     30 Kindercare                                     Indianapolis                IN                1976               12/31/92
     31 Kindercare                                     Indianapolis                IN                1976               12/31/92
     32 Kindercare                                     Indianapolis                IN                1976               12/31/92
     33 Eagle Food Center                              Michigan City               IN                1983               08/10/93
     34 Safeway                                        West Monroe                 LA                1981               08/10/93

                                                                                  Percent
        Property Name                                            GLA             Leased (1)           ABR
        ---------------------------------------------   ----------------------- -------------  -----------------
    215 Irving West                                             70,056              100%                613,984
    216 Valley Fair Mall                                       600,584              84%               3,058,738
    217 Colonial Heights                                        80,363               0%                       -
    218 Factory Merchants Ft. Chiswell                         175,578              68%                 816,458
    219 Hanover Square                                         129,987              100%              1,385,020
    220 Victorian Square                                       271,215              94%               1,788,013
    221 VA-KY Regional S.C.                                    193,238              100%              1,220,309
    222 Hunting Hills                                          166,207              100%                939,126
    223 Cave Spring Corners                                    171,125              99%                 673,035
    224 Lakeside Plaza                                          82,036              99%                 736,686
    225 Fredricksburg                                           83,374              100%                164,905
    226 Lake Drive Plaza                                       148,061              92%                 891,179
    227 Ridgeview Centre                                       176,690              99%               1,139,363
    228 Moundsville Plaza                                      174,664              90%                 960,992
    229 Grand Central Plaza                                     74,017              100%                643,990
    230 Kmart Plaza                                            106,258              98%                 528,010
                                                        ----------------------- -------------  -----------------

                                                 TOTAL        34,153,754            91%          $  244,332,755
                                                        ======================= =============  =================

        Single Tenant Properties

      1 The Kroger Co.                                          42,130              100%              $ 252,780
      2 The Kroger Co.                                          10,069              100%                 60,414
      3 The Kroger Co.                                          42,130              100%                217,391
      4 The Kroger Co.                                          60,842              100%                288,232
      5 Safeway                                                 44,617              100%                240,651
      6 Lucky stores                                            29,827              100%                126,438
      7 Lucky stores                                            28,217              100%                154,620
      8 Q-Club                                                  44,374              100%                741,189
      9 Q-Club                                                  44,374              100%                749,773
     10 Rite Aid                                                25,834              100%                113,050
     11 Pueblo I                                                12,556               0%                       -
     12 Doverama at Rodney                                      30,000              100%                 56,250
     13 Food Lion                                               36,750              100%                202,582
     14 Kmart                                                   94,841              100%                540,510
     15 Albany I                                                72,900               0%                       -
     16 The Kroger Co.                                          34,019              100%                197,612
     17 Rite Aid                                                10,069              100%                 54,567
     18 Kmart                                                   40,318              100%                160,000
     19 Eagle Food Center                                       28,875              100%                172,669
     20 Eagle Food Center                                       35,015              100%                230,300
     21 Eagle Food Center                                       29,000              100%                181,996
     22 The Kroger Co.                                          44,088              100%                278,866
     23 Eagle Food Center                                       30,000              100%                208,133
     24 Eagle Food Center                                       30,000              100%                135,090
     25 Eagle Food Center                                       40,265              100%                179,748
     26 The Kroger Co.                                          31,170              100%                207,135
     27 Kindercare                                              4,268               100%                 49,694
     28 Kindercare                                              4,584               100%                 49,694
     29 Eagle Food Center                                       29,300              100%                190,792
     30 Kindercare                                              4,452               100%                 49,694
     31 Kindercare                                              4,452               100%                 21,600
     32 Kindercare                                              4,212               100%                 49,694
     33 Eagle Food Center                                       29,000              100%                158,000
     34 Safeway                                                 41,293              100%                228,671

                                                                                                          Anchor Tenant
        Property Name                                    Anchor Tenant                                    Not Owned
        ---------------------------------------------    -------------------------------------------      ----------------------
    215 Irving West                                      Winn-Dixie Stores
    216 Valley Fair Mall                                 JC Penney, Mervyn's, ZCMI
    217 Colonial Heights                                 -
    218 Factory Merchants Ft. Chiswell                   Polo, Reebok
    219 Hanover Square                                   Ukrops Supermarket                               Kohl's
    220 Victorian Square                                 The Kroger Co., Kmart
    221 VA-KY Regional S.C.                              Ingles, Wal-Mart
    222 Hunting Hills                                    Wal-Mart
    223 Cave Spring Corners                              Hills Department Store, The Kroger Co.
    224 Lakeside Plaza                                   The Kroger Co.
    225 Fredricksburg                                    Pharmhouse
    226 Lake Drive Plaza                                 The Kroger Co.
    227 Ridgeview Centre                                 Food City, Kmart                                 Belk's
    228 Moundsville Plaza                                The Kroger Co.
    229 Grand Central Plaza                              Office Depot
    230 Kmart Plaza                                      Kmart





        Single Tenant Properties

      1 The Kroger Co.
      2 The Kroger Co.
      3 The Kroger Co.                                   Bruno's
      4 The Kroger Co.
      5 Safeway
      6 Lucky stores                                     ABCO
      7 Lucky stores                                     ABCO
      8 Q-Club
      9 Q-Club
     10 Rite Aid                                         Payless Drugs
     11 Pueblo I
     12 Doverama at Rodney
     13 Food Lion                                        Kash n Karry
     14 Kmart
     15 Albany I
     16 The Kroger Co.                                   Harvey Foods
     17 Rite Aid
     18 Kmart
     19 Eagle Food Center
     20 Eagle Food Center
     21 Eagle Food Center
     22 The Kroger Co.
     23 Eagle Food Center
     24 Eagle Food Center
     25 Eagle Food Center
     26 The Kroger Co.                                   Schnuck Markets
     27 Kindercare
     28 Kindercare
     29 Eagle Food Center
     30 Kindercare
     31 Kindercare
     32 Kindercare
     33 Eagle Food Center
     34 Safeway                                          Brookshire Grocery

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 28

                                                                              Year          Date                       Percent
        Property Name                         City               State       Built        Acquired         GLA        Leased (1)
        -----------------------------------   ---------------    ------    -----------  -------------  ------------   ----------

     35 Mountain Jacks                        Dearborne Hts.      MI          1988        12/31/92        9,914          100%
     36 Kindercare                            Kalamazoo           MI          1990        02/06/91        6,260          100%
     37 Firstar Bank Building                 Burnsville          MN          1975        08/04/97       13,373          100%
     38 Kindercare                            High Ridge          MO          1980        12/31/92        4,654          100%
     39 Northern Automotive                   Grand Island        NE          1988        12/31/92        5,671          100%
     40 Northern Automotive                   Hastings            NE          1988        12/31/92        4,000          100%
     41 Kmart                                 Omaha               NE          1981        08/10/93       60,842          100%
     42 Kmart                                 Somerville          NJ          1982        08/10/93       55,552          100%
     43 Rite Aid                              Rome                NY          1965        01/20/84       84,000           85%
     44 Safeway                               Muskogee            OK          1981        08/10/93       45,510          100%
     45 The Kroger Co.                        Clearfield          PA          1982        08/10/93       31,170          100%
     46 Acme Markets                          Philadelphia        PA          1980        08/19/98       34,000          100%
     47 Hardees                               Hanover             PA          1971        07/31/97        3,800          100%
     48 The Kroger Co.                        James Island        SC          1982        08/10/93       42,130          100%
     49 Winn-Dixie Stores                     Chattanooga         TN          1995        03/31/97       43,848          100%
     50 First American Bank                   Kingsport           TN          1970        09/01/92        5,532           65%
     51 Kmart                                 Desoto              TX          1980        08/10/93       72,897          100%
     52 The Omelette Shop                     Houston             TX          1991        12/31/92        1,675          100%
     53 Houston I                             Houston             TX          1991        12/31/92        1,675           0%
     54 The Kroger Co.                        Missouri City       TX          1982        08/10/93       44,183          100%
     55 El Chico                              Temple              TX          1995        12/19/95        6,600          100%
     56 Pizza Hut                             Harrisonburg        VA          1969        07/31/96        3,384          100%
                                                                                                       ------------   ----------

                                                                                               TOTAL    1,674,511         94%
                                                                                                       ============   ==========

        COMMERCIAL PROPERTIES

      1 Genzyme Corp.                         Scottsdale          AZ          1971        12/17/90       21,560          100%
      2 Via Del Campo Office                  San Diego           CA          1988        01/24/94       20,884           83%
      3 Unity Professional Bldg.              Fridley             MN          1991        05/30/96       62,518           99%
      4 Stillwater Office Bldg.               Stillwater          MN          1985        07/31/91       10,007           91%
      5 Roxbury Township                      Roxbury             NJ          1997        12/31/97        LAND                -
      6 Institute for Defense Analyses        Princeton           NJ        1974, 82      05/31/74       51,000          100%
      7 North Central Avenue                  Hartsdale           NY          1972        07/31/72        LAND                -
                                                                                                       ------------   ----------

                                                                                               TOTAL     165,969          97%
                                                                                                       ============   ==========
                                                                                                       ------------   ----------
                                        TOTAL RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES                35,994,234        91%
                                                                                                       ============   ==========

        SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

      1 Clearwater Mall                       Clearwater          FL          1973        12/02/97       679,661          48%


        Property Name                                                                          ABR
        -----------------------------------                                              --------------
     35 Mountain Jacks                                                                          169,000
     36 Kindercare                                                                               73,832
     37 Firstar Bank Building                                                                   133,772
     38 Kindercare                                                                               32,299
     39 Northern Automotive                                                                      73,693
     40 Northern Automotive                                                                      52,758
     41 Kmart                                                                                   312,775
     42 Kmart                                                                                   271,780
     43 Rite Aid                                                                                178,500
     44 Safeway                                                                                 280,344
     45 The Kroger Co.                                                                          210,000
     46 Acme Markets                                                                            163,795
     47 Hardees                                                                                  24,100
     48 The Kroger Co.                                                                          223,289
     49 Winn-Dixie Stores                                                                       237,413
     50 First American Bank                                                                      23,400
     51 Kmart                                                                                   289,000
     52 The Omelette Shop                                                                        17,990
     53 Houston I                                                                                     -
     54 The Kroger Co.                                                                          229,289
     55 El Chico                                                                                 50,000
     56 Pizza Hut                                                                                22,755
                                                                                         --------------

                                                                                TOTAL     $   9,617,619
                                                                                         ==============

        COMMERCIAL PROPERTIES

      1 Genzyme Corp.                                                                     $     293,808
      2 Via Del Campo Office                                                                    313,014
      3 Unity Professional Bldg.                                                                917,843
      4 Stillwater Office Bldg.                                                                 141,475
      5 Roxbury Township                                                                              -
      6 Institute for Defense Analyses                                                          261,338
      7 North Central Avenue                                                                          -
                                                                                         -----------------

                                                                                          $   1,927,478
                                                                                         =================

                                                                                         -----------------
                                        TOTAL RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES  $ 255,877,852
                                                                                         =================

        SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

      1 Clearwater Mall                                                                     $ 2,616,833

                                                                             Anchor Tenant
        Property Name                      Anchor Tenant                     Not Owned
        --------------------------------   --------------------------------  -----------------------------
     35 Mountain Jacks
     36 Kindercare
     37 Firstar Bank Building
     38 Kindercare
     39 Northern Automotive
     40 Northern Automotive
     41 Kmart                              Golds Gym
     42 Kmart
     43 Rite Aid
     44 Safeway                            Associated Grocers
     45 The Kroger Co.                     Clearfield Market
     46 Acme Markets
     47 Hardees
     48 The Kroger Co.                     BI-LO
     49 Winn-Dixie Stores
     50 First American Bank                                                  Food Lion
     51 Kmart
     52 The Omelette Shop
     53 Houston I
     54 The Kroger Co.
     55 El Chico
     56 Pizza Hut



        COMMERCIAL PROPERTIES

      1 Genzyme Corp.
      2 Via Del Campo Office
      3 Unity Professional Bldg.
      4 Stillwater Office Bldg.            Washington City
      5 Roxbury Township
      6 Institute for Defense Analyses
      7 North Central Avenue

        SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

      1 Clearwater Mall                    Montgomery Wards                  Burdines


                                                                           Year             Date
        Property Name                       City               State       Built          Acquired          Units
        ---------------------------------   -------------      ------    -----------    -------------    ------------

        GARDEN APARTMENT COMMUNITIES

      1 Breckenridge                        Birmingham         AL           1979          02/18/92           120
      2 Courts At Wildwood                  Birmingham         AL           1969          07/22/93           220
      3 The Club                            Birmingham         AL         1969-74         05/24/95           278
      4 Devonshire Place                    Birmingham         AL           1971          02/18/92           284
      5 Hillcrest                           Mobile             AL           1977          06/30/97           140

                                             Percent
        Property Name                       Leased (1)         ABR
        ---------------------------------   ----------     ------------

        GARDEN APARTMENT COMMUNITIES

      1 Breckenridge                           100%        $   801,720
      2 Courts At Wildwood                      93%          1,492,464
      3 The Club                                86%          1,781,616
      4 Devonshire Place                        80%          1,661,148
      5 Hillcrest                               91%            705,912

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 29

                                                                                  Year            Date
        Property Name                         City                 State         Built          Acquired          Units
        -----------------------------------   ---------------      ------      -----------    -------------    ------------

      6 Knollwood                             Mobile               AL           1978-82         05/07/97           704
      7 Maison Deville                        Mobile               AL          1963,71-73       07/31/96           347
      8 Maison Imperial                       Mobile               AL           1969-73         07/31/96           56
      9 Plantation                            Mobile               AL             1977          07/31/96           120
     10 Mayfair                               Dover                DE             1971          01/01/81           96
     11 Rodney                                Dover                DE           1963-65         01/01/69           207
     12 Charter Pointe                        Altamonte Springs    FL             1973          04/03/98           312
     13 Lake Park                             Lake Park            FL             1965          02/01/76           227
     14 Cambridge                             Athens               GA           1972,82         05/01/96           180
     15 Tara                                  Athens               GA             1970          06/06/96           240
     16 Regency Club                          Evansville           IN             1980          09/16/96           232
     17 Forest Hills                          Indianapolis         IN             1974          10/28/97           420
     18 Hawthorne Heights                     Indianapolis         IN             1965          06/18/96           241
     19 Charlestown                           Louisville           KY             1974          09/14/93           244
     20 La Fontenay III                       Louisville           KY             1970          07/16/92           248
     21 Poplar Level Terrace                  Louisville           KY             1974          01/01/91           88
     22 Riverchase                            Newport              KY             1968          08/29/96           203
     23 Forestwood                            Baton Rouge          LA             1985          10/31/96           272
     24 Sherwood Acres                        Baton Rouge          LA           1978-79         10/31/96           612
     25 Willow Bend Lake                      Baton Rouge          LA             1986          10/31/96           360
     26 Deerhorn Village                      Kansas City          MO             1974          07/12/95           309
     27 Cardinal Woods                        Cary                 NC             1978          08/15/97           184
     28 Polo Run                              Raleigh              NC             1971          08/27/98           279
     29 Meadow East                           Potsdam              NY           1964-71         09/13/83           100
     30 Mohawk Garden                         Rome                 NY             1947          11/01/85           208
     31 Northgate                             Columbus             OH             1970          07/16/98           316
     32 Spring Creek                          Columbus             OH             1985          06/02/97           288
     33 Arlington Village                     Fairborn             OH             1966          08/16/94           164
     34 Chesterfield                          Maumee               OH           1979-84         02/20/91           104
     35 Eastgreen On The Commons              Reynoldsburg         OH           1971,82         01/29/98           360
     36 Goldcrest                             Sharonville          OH             1968          08/29/96           173
     37 Cambridge Park                        Union Twp-Cinn       OH             1973          08/29/96           196
     38 Governours Place                      Harrisburg           PA             1974          04/25/95           130
     39 The Landings at Forest Acres          Columbia             SC             1968          01/14/99           176
     40 Harbour Landing                       Columbia             SC             1974          09/06/95           208
     41 Sedgefield                            Florence             SC          1972,74,79       07/01/94           280
     42 Turtle Creek                          Greenville           SC             1976          06/03/96           152
     43 Hickory Lake                          Antioch              TN             1974          12/17/93           322
     44 Courts at Waterford                   Chattanooga          TN           1988,89         12/12/96           318
     45 Ashford Place                         Clarksville          TN           1972,74         10/12/93           268
     46 Cedar Village                         Clarksville          TN             1982          07/25/94           170
     47 Paddock Place                         Clarksville          TN             1989          07/25/94           240
     48 The Pines                             Clarksville          TN             1986          07/25/94           224
     49 Landmark Estates                      East Ridge           TN             1971          08/29/96           93
     50 Miller Crest                          Johnson City         TN             1973          06/03/96           121
     51 Cedar Bluff                           Knoxville            TN             1980          05/01/96           192
     52 Country Place                         Nashville            TN             1979          04/02/96           312
     53 Woodbridge                            Nashville            TN             1980          08/29/96           220
                                                                                                               -------
                                                                                                                12,558
                                                                                                               =======

                                               Percent
        Property Name                         Leased (1)         ABR
        -----------------------------------   ----------  -----------------

      6 Knollwood                                 94%        $ 3,787,764
      7 Maison Deville                            92%          1,987,620
      8 Maison Imperial                          100%            657,648
      9 Plantation                                98%            528,960
     10 Mayfair                                   90%            720,660
     11 Rodney                                    82%          1,151,570
     12 Charter Pointe                            91%          2,254,742
     13 Lake Park                                 95%          1,915,860
     14 Cambridge                                 99%          1,080,684
     15 Tara                                      95%          1,514,460
     16 Regency Club                              98%          1,416,906
     17 Forest Hills                              78%          2,090,712
     18 Hawthorne Heights                         77%          1,760,652
     19 Charlestown                               96%          1,942,428
     20 La Fontenay III                           94%          1,893,270
     21 Poplar Level Terrace                      95%            470,772
     22 Riverchase                                90%          1,094,774
     23 Forestwood                                95%          1,765,356
     24 Sherwood Acres                            82%          3,341,304
     25 Willow Bend Lake                          99%          2,389,380
     26 Deerhorn Village                          94%          2,123,928
     27 Cardinal Woods                            94%          1,374,936
     28 Polo Run                                  96%          2,285,328
     29 Meadow East                               97%            646,474
     30 Mohawk Garden                             95%          1,067,748
     31 Northgate                                 90%          2,118,505
     32 Spring Creek                              91%          1,998,266
     33 Arlington Village                         90%          1,107,552
     34 Chesterfield                              94%            601,044
     35 Eastgreen On The Commons                  78%          2,406,984
     36 Goldcrest                                 91%          1,167,684
     37 Cambridge Park                            88%          1,407,144
     38 Governours Place                          93%            903,612
     39 The Landings at Forest Acres              90%          1,078,428
     40 Harbour Landing                           91%          1,341,888
     41 Sedgefield                                90%          1,512,216
     42 Turtle Creek                              95%          1,009,032
     43 Hickory Lake                              89%          2,202,984
     44 Courts at Waterford                       95%          2,133,576
     45 Ashford Place                             97%          1,570,104
     46 Cedar Village                             91%            903,912
     47 Paddock Place                             91%          1,319,640
     48 The Pines                                 93%          1,117,032
     49 Landmark Estates                          94%            612,642
     50 Miller Crest                              98%            802,884
     51 Cedar Bluff                               99%          1,091,877
     52 Country Place                             87%          1,977,410
     53 Woodbridge                                89%          1,627,164
                                              ----------  ---------------
                                                  91%       $ 79,718,376
                                              ==========  ===============

(1) Includes all leases that have commenced and are in force as of September 30, 2000.

(2) Property has been combined into one property from the three properties previously reported.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS                                                       PAGE 30


                                                                             ERT PROJECTS
                                     ----------------------------------------------------------------------------------------------
                                     MESA PAVILIONS (1)                               THE GROVES (1)
                                     ----------------------------------------------   ---------------------------------------------
Location                             Mesa, AZ                                         Tempe, AZ
Project Description                  Community shopping center                        Community shopping center
Approximate GLA or Area              307,400                                          248,000
Percent Leased                       98%                                              95%
Anchor Tenants                       Circuit City, Costco (NAP), Homeplace, Kmart     Circuit City, DSW Shoe Warehouse, JC Penney,
                                     (NAP), Michaels, PetsMart, Sports Authority,     Office Max, Wal-Mart (NAP)
                                     Staples, Target (NAP)



Development
  Start Date                         Jun-93                                           Jun-91
  Expected Completion Date           Jan-96                                           Mar-95
  Percent Complete                   92% (2)                                          100%
Project Cost to Date                 $29,808,000                                      $21,480,000
Expected Total Project Cost          $32,243,000                                      $21,480,000
Project Bank Debt Outstanding        $21,183,000                                      $13,872,000
Borrower / JV Partner                The Ellman Companies                             The Ellman Companies
Economic Structure                   Note receivable with 50% profit participation    Note receivable with 50% profit participation
ERT Percent Ownership                0%                                               0%
ERT Investment
  Direct Equity                      -                                                -
  Notes Receivable                   $8,595,000                                       $7,578,000
  Interest Rate on Notes Receivable  11%                                              12% (3)
  Maturity Date                      Dec-01                                           Dec-01

                                     VAIL RANCH II (1)                                THE MALL AT 163RD STREET
                                     ----------------------------------------------   ---------------------------------------------
Location                             Temecula, CA                                     Miami, FL
Project Description                  Community shopping center                        Redevelopment of enclosed regional mall
Approximate GLA or Area              110,300                                          863,800
Percent Leased                       67%                                              36%
Anchor Tenants                       Powerhouse Gym, Stein Mart                       Home Depot (NAP), Marshalls, Service
                                                                                      Merchandise
Development
  Start Date                         Aug-98                                           Jun-01
  Expected Completion Date           Jun-01                                           Dec-02
  Percent Complete                   63%                                              0%
Project Cost to Date                 $8,186,000                                       $15,046,000
Expected Total Project Cost          $13,040,000                                      Under review
Project Bank Debt Outstanding        $5,367,000                                       $0
Borrower / JV Partner                Land Grant Development                           -
Economic Structure                   Equity investment with 12% preferred return. The -
                                     Company has guaranteed $1,336,000 of notes on
                                     the property. Phase I is owned by NXL

ERT Percent Ownership                50%                                              100%
ERT Investment
  Direct Equity                      $1,457,000                                       $15,046,000
  Notes Receivable                   -                                                -
  Interest Rate on Notes Receivable  -                                                -
  Maturity Date                      -                                                -





NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS

                                                                            ERT PROJECTS
                                        ------------------------------------------------------------------------------------------

                                        FESTIVAL PAVILIONS                          STEIN MART CENTER
                                        ----------------------------------------    ----------------------------------------------
Location                                Escondido, CA                               Poway, CA
Project Description                     Land held for retail development            Redevelopment of community shopping center
Approximate GLA or Area                 34 acres                                    109,300
Percent Leased                          -                                           63%
Anchor Tenants                          -                                           Motorsports Warehouse, Stein Mart
Development
     Start Date                         -                                           Dec-96
     Expected Completion Date           -                                           Dec-01
     Percent Complete                   -                                           51%
Project Cost to Date                    $1,205,000                                  $4,876,000
Expected Total Project Cost             -                                           $9,625,000
Project Bank Debt Outstanding           $0                                          $0
Borrower / JV Partner                   The Festival Companies                      Wilton Partners
Economic Structure                      Note receivable                             Note receivable with 60% profit participation
ERT Percent Ownership                   0%                                          0%
ERT Investment
     Direct Equity                      -                                           -
     Notes Receivable                   $1,205,000                                  $3,686,000
     Interest Rate on Notes Receivable  12% (3)                                     15% (3)
     Maturity Date                      Sep-00 (4)                                  Nov-99 (4)

                                        MIAMI GARDENS (1)                           POINTE*ORLANDO
                                        ----------------------------------------    ----------------------------------------------
Location                                Miami, FL                                   Orlando, FL
Project Description                     Free standing Eckerd Drugstore              Open air shopping center
Approximate GLA or Area                 11,200                                      458,700
Percent Leased                          100%                                        77%
Anchor Tenants                          Eckerd                                      Disney, FAO Schwarz, Foot Locker, Muvico, X-S
Development
     Start Date                         Jan-96                                      Jan-96
     Expected Completion Date           Jul-97                                      Dec-00
     Percent Complete                   100%                                        98%
Project Cost to Date                    $2,019,000                                  $170,162,000
Expected Total Project Cost             $2,019,000                                  $173,561,000
Project Bank Debt Outstanding           $1,519,000                                  $78,475,000
Borrower / JV Partner                   Wilton Partners                             -
Economic Structure                      Note receivable                             The Company has guaranteed $15,000,000 of
                                                                                    notes on the property
ERT Percent Ownership                   0%                                          100%
ERT Investment
     Direct Equity                      -                                           $81,870,000
     Notes Receivable                   $400,000                                    -
     Interest Rate on Notes Receivable  12% (3)                                     -
     Maturity Date                      Dec-99 (5)                                  -

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS                                                     PAGE 31

                                              MEADOWS TAMPA (1)                    THE CENTRE AT PRESTON RIDGE - PHASE 1 (1)
                                              ----------------------------------   -----------------------------------------------
Location                                      Tampa, FL                            Frisco, TX
Project Description                           Free standing Eckerd Drugstore       Community shopping center
Approximate GLA or Area                       11,200                               730,800
Percent Leased                                100%                                 75%
Anchor Tenants                                Eckerd                               Best Buy, Drug Emporium, DSW Shoe
                                                                                   Warehouse, Linens N Things, Marshalls, Old
                                                                                   Navy, PetsMart, Staples, Stein Mart, Target
                                                                                   (NAP), UIta3
Development
     Start Date                               Jun-96                               Sep-97
     Expected Completion Date                 Dec-97                               Jun-01
     Percent Complete                         100%                                 65%
Project Cost to Date                          $2,251,000                           $70,691,000
Expected Total Project Cost                   $2,251,000                           $108,179,000
Project Bank Debt Outstanding                 $2,347,000                           $41,122,000
Borrower / JV Partner                         Wilton Partners                      George Allen / Milton Schaffer
Economic Structure                            Note receivable                      Equity / debt investment with 10% preferred
                                                                                   return. The Company has guaranteed $11,000,000
                                                                                   of notes on the property
ERT Percent Ownership                         0%                                   50%
ERT Investment
     Direct Equity                            -                                    $1,803,000
     Notes Receivable                         $90,900                              $27,800,000
     Interest Rate on Notes Receivable        12% (3)                              10%
     Maturity Date                            Dec-99 (5)                           Apr-10


                                              TAYLORSVILLE                         VALLEY FAIR APARTMENTS
                                              ----------------------------------   -----------------------------------------------
Location                                      Salt Lake City, UT                   West Valley City, UT
Project Description                           Land held for retail development     Apartments
Approximate GLA or Area                       6.3 acres                            16 units
Percent Leased                                -                                    94%
Anchor Tenants                                -                                    -
Development
     Start Date                               -                                    Acquired in 1997
     Expected Completion Date                 -                                    -
     Percent Complete                         -                                    100%
Project Cost to Date                          $1,877,000                           $750,000
Expected Total Project Cost                   -                                    -
Project Bank Debt Outstanding                 $0                                   $0
Borrower / JV Partner                         -                                    -
Economic Structure                            -                                    -
ERT Percent Ownership                         100%                                 100%
ERT Investment
     Direct Equity                            $1,877,000                           $750,000
     Notes Receivable                         -                                    -
     Interest Rate on Notes Receivable        -                                    -
     Maturity Date                            -                                    -




NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS

                                        THE CENTRE AT PRESTON RIDGE - PHASE 2 (1)          SPRINGTOWN
                                        -----------------------------------------------------------------------------------------
Location                                Frisco, TX                                         Springtown, TX
Project Description                     Land to be sold for retail development             Outparcel, adjacent to previously
                                                                                           owned shopping center
Approximate GLA or Area                 47.6 acres                                         1 acre
Percent Leased                          -                                                  -
Anchor Tenants                          -                                                  -
Development
     Start Date                         Jan-99                                             -
     Expected Completion Date           Jul-01                                             -
     Percent Complete                   90%                                                -
Project Cost to Date                    $21,859,000                                        $267,000
Expected Total Project Cost             $24,335,000                                        -
Project Bank Debt Outstanding           $21,859,000                                        $0
Borrower / JV Partner                   George Allen / Milton Schaffer                     -
Economic Structure                      Equity investment with 10% preferred return. The   -
                                        Company has guaranteed $26,800,000 of notes on
                                        the property

ERT Percent Ownership                   50%                                                100%
ERT Investment
     Direct Equity                      $0                                                 $267,000
     Notes Receivable                   -                                                  -
     Interest Rate on Notes Receivable  -                                                  -
     Maturity Date                      -                                                  -

                                        COLONNADES WEST SHOPPING CENTER (1)                ANNIE LAND PLAZA (1)
                                        (AKA BROAD STREET)                                 (AKA LOVINGSTON)
                                        -----------------------------------------------    --------------------------------------
Location                                Glen Allen, VA                                     Lovingston, VA
Project Description                     Community shopping center                          Grocery-anchored shopping center
Approximate GLA or Area                 136,000                                            42,500
Percent Leased                          95%                                                94%
Anchor Tenants                          Comp USA, CVS, Marshalls, Office Max               Food Lion
Development
     Start Date                         Dec-95                                             Dec-97
     Expected Completion Date           Nov-98                                             Jun-99
     Percent Complete                   100%                                               100%
Project Cost to Date                    $17,170,000                                        $3,287,000
Expected Total Project Cost             $17,170,000                                        $3,287,000
Project Bank Debt Outstanding           $9,618,000                                         $2,400,000
Borrower / JV Partner                   Wilton Partners                                    Wilton Partners
Economic Structure                      Note receivable with 60% profit participation      Note receivable with 50% profit
                                                                                           participation
ERT Percent Ownership                   0%                                                 0%
ERT Investment
     Direct Equity                      -                                                  -
     Notes Receivable                   $6,656,000                                         $1,006,000
     Interest Rate on Notes Receivable  12%                                                12% (3)
     Maturity Date                      Sept-99 (5)                                        Apr-01 (5)


NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS      PAGE 32

                                              NEW MARKET SHOPPING CENTER (1)
                                              (AKA COTTONWOOD)                                  ATRIUM MEDIA TOWER (1)
                                              ----------------------------------------------    -----------------------------------
Location                                      Varina, VA                                        Toronto, Canada
Project Description                           Grocery-anchored shopping center                  Advertising tower
Approximate GLA or Area                       40,100                                            -
Percent Leased                                96%                                               -
Anchor Tenants                                Food Lion                                         -
Development
     Start Date                               Mar-97                                            Dec-98
     Expected Completion Date                 Oct-98                                            Oct-99
     Percent Complete                         100%                                              100%
Project Cost to Date                          $3,585,000                                        $6,500,000
Expected Total Project Cost                   $3,585,000                                        $6,500,000
Project Bank Debt Outstanding                 $2,803,000                                        $0
Borrower / JV Partner                         Wilton Partners                                   Gary Sabin Investor Group
Economic Structure                            Note receivable with 50% profit participation     Note receivable
ERT Percent Ownership                         0%                                                0%
ERT Investment
     Direct Equity                            -                                                 -
     Notes Receivable                         $718,000                                          $2,327,000
     Interest Rate on Notes Receivable        12%                                               10%
     Maturity Date                            Feb-01 (5)                                        Jun-02




                                             OTHER
                                             -------------------------------
Location                                     -
Project Description                          Lines of credit
Approximate GLA or Area                      -
Percent Leased                               -
Anchor Tenants                               -
Development
     Start Date                              -
     Expected Completion Date                -
     Percent Complete                        -
Project Cost to Date                         -
Expected Total Project Cost                  -
Project Bank Debt Outstanding                -
Borrower / JV Partner                        Various
Economic Structure                           Notes receivable
ERT Percent Ownership                        0%
ERT Investment
     Direct Equity                           -
     Notes Receivable                        $1,215,000
     Interest Rate on Notes Receivable       Various
     Maturity Date                           Various (5)






                                                    NXL JOINT VENTURE PROJECTS
                                              ------------------------------------------------
                                                ATRIUM ON THE BAY (1)
                                              ----------------------------------------------
Location                                      Toronto, Canada
Project Description                           Mixed-use office and retail commercial property
Approximate GLA or Area                       1,050,000
Percent Leased                                93%
Anchor Tenants                                CIBC

Development
     Start Date                               Acquired in March 1996
     Expected Completion Date                 -
     Percent Complete                         100%
Project Cost to Date                          $50,741,000 (6)
Expected Total Project Cost                   $50,741,000 (6)
Project Bank Debt Outstanding                 $36,735,000 (6)
Borrower / JV Partner                         The Ellman Companies
Economic Structure                            Note receivable
ERT Percent Ownership                         0%
ERT Investment
     Direct Equity                            -
     Notes Receivable                         $10,705,000
     Interest Rate on Notes Receivable        25% (3)
     Maturity Date                            May-03


                                                    NXL JOINT VENTURE PROJECTS
                                         ---------------------------------------------------
                                            ARAPAHOE CROSSINGS (1)
                                            -----------------------------------------------
Location                                    Aurora, CO
Project Description                         Community shopping center
Approximate GLA or Area                     463,900
Percent Leased                              69%
Anchor Tenants                              King Soopers, Kohl's, Mann Theatre, Marshalls,
                                            Office Max
Development
     Start Date                             Jun-96
     Expected Completion Date               Aug-01
     Percent Complete                       78%
Project Cost to Date                        $49,556,000
Expected Total Project Cost                 $63,161,000
Project Bank Debt Outstanding               $39,256,000
Borrower / JV Partner                       The Ellman Companies
Economic Structure                          Note receivable with 50% profit participation
ERT Percent Ownership                       0%
ERT Investment
     Direct Equity                          -
     Notes Receivable                       $10,300,000
     Interest Rate on Notes Receivable      12%
     Maturity Date                          Sep-04



                                                      NXL JOINT VENTURE PROJECTS
                                               -------------------------------------------------
                                               SUPERIOR TOWNE CENTER (1)
                                               -----------------------------------------------
Location                                       Superior, CO
Project Description                            Community shopping center
Approximate GLA or Area                        290,000
Percent Leased                                 40%
Anchor Tenants                                 Costcox(NAP), Michaels, Office Max, PetsMart,
                                               Target (NAP), T.J. Maxx
Development
     Start Date                                Sep-97
     Expected Completion Date                  Aug-02
     Percent Complete                          52%
Project Cost to Date                           $30,451,000
Expected Total Project Cost                    $59,096,000
Project Bank Debt Outstanding                  $0
Borrower / JV Partner                          The Ellman Companies
Economic Structure                             Note receivable with 50% profit participation
ERT Percent Ownership                          0%
ERT Investment
     Direct Equity                             -
     Notes Receivable                          $24,044,000
     Interest Rate on Notes Receivable         12%
     Maturity Date                             Sep-04





(1) Project data is based on information provided by borrower / joint venture partner.

(2) Project was substantially complete in 1Q 1996. A remaining 27,000 square foot pad will be completed by 1Q 2001.

(3) The Company and ERT have made certain adjustments to their interest accrual on these notes.

(4) ERT is currently in negotiations relative to the status of this loan.

(5) As part of October 2, 2000 agreements with the borrower (i) Miami
    Gardens, Meadows Tampa and the Wilton Line of Credit were paid off in full;
    (ii) ERT acquired ownership to Annie Land Plaza and New Market Shopping Center; (iii) ERT received the right to acquire in January 2001 Colonnades West Shopping Center, subject however to the rights of a third party to acquire the property prior to 2001, and (iv) the borrower relinquished all of its management, development and ownership interests and rights in and to Clearwater Mall and The Mall at 163rd Street.

(6) Book basis per partnership financial statements as of August 31, 2000.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
ERT DEVELOPMENT CORPORATION DISPOSITION ACTIVITY                         PAGE 33
(IN THOUSANDS)


                                                                                                                          Sale
Property Name                                      Location               Transaction Description                         Date
-----------------------------------------------    -----------------   -----------------------------------------   -----------------
2Q 2000
The Mall at 163rd Street / Home Depot              Miami, FL              Home Depot, a tenant at the Mall,         06/13/00
                                                                          purchased it site and additional
                                                                          and for expansion and parking



                                                         Sale                Book              Gain /            Cap-
Property Name                                           Amount               Value             (Loss)            Rate
-----------------------------------------------     ----------------    ----------------   ----------------   ------------
2Q 2000
The Mall at 163rd Street / Home Depot                 $ 5,100               $ 5,100         $        -             5.9%




                                                                            Square
Property Name                                           NOI (1)             Footage
-----------------------------------------------      ---------------    -------------------------
2Q 2000
The Mall at 163rd Street / Home Depot                     $ 300             9.5 acres





(1) As of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended September 30, 2000, June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.